AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 21, 2021

1933 Act File No. 002-97596
1940 Act File No. 811-04297

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ___ [ ]
Post-Effective Amendment No. 167 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 168 [X]

VANECK FUNDS
(Exact Name of Registrant as Specified in Charter)

666 Third Avenue
New York, NY 10017
(Address of Principal Executive Office) (Zip Code)

212-293-2000
Registrant's Telephone Number

Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, NY 10017
(Name and Address of Agent for Service)

Copy to:
Alison M. Fuller, Esq. Stradley Ronon Stevens & Young LLP 2000 K Street, N.W. Suite 700 Washington, D.C. 20006-1871

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective: (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	On [date] pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1)
[ X ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion
Preliminary Prospectus dated June 21, 2021

PROSPECTUS
[ ], 2021
VanEck Funds
Bitcoin Strategy Fund
Class A: [ ] / Class I: [ ] / Class Y: [ ]

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC), or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.

    800.826.2333        vaneck.com

BITCOIN STRATEGY FUND (CLASS A, I, Y)
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The Bitcoin Strategy Fund (the “Fund”) seeks capital appreciation.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the VanEck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information-Sales Charges” section of this prospectus, in the “Availability of Discounts” section of the Fund’s Statement of Additional Information (“SAI”) and, with respect to purchases of shares through specific intermediaries, in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers”.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class I	Class Y
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%¹	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y
Management Fees	[ ]	[ ]	[ ]
Distribution and/or Service (12b-1) Fees	[ ]	[ ]	[ ]
Other Expenses	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]
Fee Waivers and/or Expense Reimbursements[2]	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	[ ]	[ ]	[ ]

1 A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.
2 Van Eck Absolute Return Advisers Corporation (the “Adviser”) has agreed to reduce its advisory fee by the amount paid to the Adviser by the Subsidiary and waive fees and/or pay Fund and Subsidiary expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses of the Fund and Subsidiary) from exceeding [ ]% for Class A, [ ]% for Class I, and [ ]% for Class Y of the Fund’s average daily net assets per year until [ ]. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	[ ]	[ ]
Class I	Sold or Held	[ ]	[ ]
Class Y	Sold or Held	[ ]	[ ]

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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in bitcoin futures contracts (“Bitcoin Futures”), as well as pooled investment vehicles and exchange-traded products that provide exposure to bitcoin (together with Bitcoin Futures, “Bitcoin Investments”). The Fund does not invest in bitcoin or other digital assets directly.
The Fund will invest in certain Bitcoin Futures through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may also invest in pooled investment vehicles and exchange-traded products that provide exposure to bitcoin through the Subsidiary. The Subsidiary is a limited company operating under Cayman Islands law. It is wholly-owned and controlled by the Fund and is advised by the Adviser. The Fund’s investment in the Subsidiary may not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Bitcoin Investments within the limits of the federal tax laws, which may limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Bitcoin Futures.
The Fund seeks to invest in Bitcoin Investments so that the total value of the bitcoin to which the Fund has economic exposure is approximately 100% of the net assets of the Fund (the “Target Exposure”). To the extent that the Fund’s economic exposure to bitcoin exceeds 100% of the net assets of the Fund, the Fund will generally have leveraged exposure to the value of bitcoin. There can be no assurance that the Fund will be able to achieve or maintain the Target Exposure.
The Fund seeks to achieve and maintain the Target Exposure by using leverage inherent in futures contracts and through reverse repurchase agreements, and may also obtain leverage in the form of borrowings, which would typically be in the form of loans from banks, and may be on a secured or unsecured basis and at fixed or variable rates of interest. Therefore, the Fund is subject to leverage risk as described further below.
The Fund (and the Subsidiary, as applicable) expects to invest its remaining assets in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s and/or the Subsidiary’s investments in Bitcoin Investments: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities, "Agency MBS"), municipal debt securities, treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements (the "Cash and Fixed Income Investments"). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund's futures contracts and to support the Fund's use of leverage.
The Fund may invest in Restricted Securities, including private investment funds, that provide exposure to bitcoin. “Restricted Securities” are securities acquired in unregistered, private sales from an issuing company.
The Fund is classified as a non-diversified fund under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer.
The Fund does not invest in, or seek exposure to, the current “spot” or cash price of bitcoin. Investors seeking direct exposure to the price of bitcoin should consider an investment other than the Fund.
Bitcoin and Bitcoin Futures are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin and Bitcoin Futures have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.
Bitcoin
Bitcoin is a digital asset, the ownership and behavior of which are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The value of bitcoin, like the value of other digital assets, is not backed by any government, corporation or other identified body. Ownership and the ability to transfer or take other actions with respect to bitcoin is protected through public-key cryptography. The supply of bitcoin is constrained formulaically by the Bitcoin protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. Units of bitcoin are treated as fungible. Bitcoin and certain other types of digital assets are sometimes referred to as digital currencies or cryptocurrencies. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol and (3) users who choose what Bitcoin software to run. Bitcoin was released in 2009 and, as a result, there

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is little data on its long-term investment potential. Bitcoin is not backed by a government-issued legal tender or other assets or currency.

Bitcoin Futures Contracts
Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Bitcoin Futures, the underlying reference asset is bitcoin. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled Bitcoin Futures traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The Chicago Mercantile Exchange (the “CME”) has specified that the value of bitcoin underlying Bitcoin Futures traded on the CME will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple bitcoin trading venues.
Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying bitcoin (the “spot” price) and the price of the cash-settled futures contracts. A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, and, therefore, it may be more difficult for the Fund to maintain the Target Exposure.

Bitcoin Reference Rate
The CME CF Bitcoin Reference Rate (BRR) is a daily reference rate of the U.S. Dollar price of one bitcoin, and serves as the underlying rate used to determine the final settlement of CME Bitcoin Futures Contracts. The BRR was introduced on November 14, 2016 to provide market participants with a reliable credible source for the price of bitcoin and intended to facilitate the creation of financial products based on bitcoin.
The BRR is calculated by the aggregation of executed trade flow of major bitcoin spot exchanges during a specific one-hour calculation window. All relevant transactions are added to a joint list, recording the trade price and size for each transaction. This one-hour window is then partitioned into twelve, five-minute intervals. For each partition, the volume-weighted median trade price is calculated from the trade prices and sizes of all relevant transactions, i.e. across all constituent exchanges. The BRR is then given by the equally-weighted average of the volume-weighted medians of all partitions. Calculation rules are geared toward a maximum of transparency and replicability in the underlying spot markets.

Pooled Investment Vehicles
The Fund intends to invest in pooled investment vehicles that invest directly or indirectly in bitcoin.

Cash and Fixed Income Investments
In addition to the Fund’s bitcoin-related investments, the Fund expects to have significant holdings of Cash and Fixed Income Investments. The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s Bitcoin Futures and to support the Fund’s use of leverage. Although the amount of Cash and Fixed Income Investments held by the Fund may change over time and will be determined primarily by the amount needed to seek to achieve or maintain the Target Exposure, the Fund intends, under normal circumstances, to invest at least [40%] of its total assets in investment-grade fixed income investments that are Agency MBS, municipal debt securities or that are issued by foreign governments, supranational entities or corporations (with the remaining assets of the Fund invested in cash, cash equivalents, U.S. government securities and the Subsidiary). In addition, because the Fund intends to qualify as a RIC under the Code, the Fund will generally hold Cash and Fixed Income Investments such that, at the end of each fiscal quarter, at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Market and Volatility Risk. The value of certain of the Fund’s investments, including bitcoin-related investments, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.

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The value of bitcoin and, therefore, of the Fund’s bitcoin-related investments, could decline rapidly, including to zero. You should be prepared to lose your entire investment.
Passive Investment Risk. The Fund will generally hold its bitcoin-related investments during periods in which the value of bitcoin is flat or declining as well as during periods in which the value of bitcoin is rising, and the Adviser will generally not seek to change the Fund’s exposure based on daily price changes.
Risk Related to Bitcoin. The further development and acceptance of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of bitcoin and therefore cause the Fund to suffer losses. Regulatory changes or actions may alter the nature of an investment in bitcoin or restrict the use of bitcoin or the operations of the Bitcoin network or venues on which bitcoin trades in a manner that adversely affects the price of bitcoin and, therefore, the Fund’s bitcoin-related investments. For example, it may become difficult or illegal to acquire, hold, sell or use bitcoin in one or more countries, which could adversely impact the price of bitcoin, and therefore the value of the Fund’s investments in the futures contracts. Cybersecurity risks of the Bitcoin protocol and of entities that custody or facilitate the transfers or trading of bitcoin could result in a loss of public confidence in bitcoin, a decline in the value of bitcoin and, as a result, adversely impact the Fund’s bitcoin-related investments.
Futures Contract Risk. The use of futures contracts involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets.
This risk may be adversely affected by “negative roll yields” in “contango” markets. The Fund will “roll” out of one futures contract as the expiration date approaches and into another futures contract on bitcoin with a later expiration date. The "rolling" feature creates the potential for a significant negative effect on the Fund's performance that is independent of the performance of the spot prices of the bitcoin. The "spot price" of a commodity is the price of that commodity for immediate delivery, as opposed to a futures price, which represents the price for delivery on a specified date in the future. The Fund would be expected to experience negative roll yield if bitcoin futures prices tend to be greater than the spot price of bitcoin. A market where futures prices are generally greater than spot prices is referred to as a "contango" market. Therefore, if the futures market for a given commodity is in contango, then the value of a futures contract on that commodity would tend to decline over time (assuming the spot price remains unchanged), because the higher futures price would fall as it converges to the lower spot price by expiration.
Pooled Investment Vehicle Risk. The Fund’s investments in pooled investment vehicles that invest in bitcoin are subject to the bitcoin-related risks described herein. In addition, such pooled investment vehicles are subject to risk with respect to the custody of their bitcoin holdings, and additional risks.
Target Exposure and Rebalancing Risk. Although the Fund seeks to achieve and maintain the Target Exposure to bitcoin, it is possible in certain circumstances that the Fund may not succeed in achieving or maintaining its target exposure, possibly maintaining substantially lower exposure for extended periods of time.
Borrowing and Leverage Risk. The Fund seeks to achieve and maintain the Target Exposure by using leverage inherent in futures contracts and through reverse repurchase agreements, and may also obtain leverage in the form of borrowings, which would typically be in the form of loans from banks, and may be on a secured or unsecured basis and at fixed or variable rates of interest. Therefore, the Fund is subject to leverage risk. Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s net asset value (“NAV”). This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis.
Tracking Error Risk. There are several factors that may cause the returns of the Fund to differ substantially from the returns from holding an amount of bitcoin directly.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies,

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creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Illiquidity Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. The Fund may invest at the time of purchase up to 15% of its net assets in illiquid securities.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund's small asset base, certain of the Fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover Risk. The Fund’s portfolio turnover and frequent trading of futures contracts may result in higher transaction costs than if the Fund traded less frequently.
Regulatory. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. The Adviser is registered as a "commodity pool operator" ("CPO") under the U.S. Commodity Exchange Act of 1936, as amended ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and is subject to CFTC regulation with respect to the Fund and the Subsidiary. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting applicable to the Adviser as the Fund's CPO, the Adviser's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund and the Subsidiary, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a "commodity trading advisor" ("CTA"), but relies on an exemption with respect to the Fund and the Subsidiary from CTA regulations available for a CTA that also serves as the Fund's and the Subsidiary's CPO. The CFTC has neither reviewed nor approved the Fund or the Subsidiary, their investment strategies, or this prospectus.
Repurchase and Reverse Repurchase Agreements. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. A reverse repurchase agreement involves the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.
Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. Federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940 Act, as amended (the "1940 Act"), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act.
Tax Risk. The Fund currently intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of

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its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC, and income generated from pooled investment vehicles could also cause the Fund to fail to qualify for treatment as a RIC under the Code.
U.S. Government Securities. Different U.S. government securities are subject to different levels of credit risk depending on the nature of the particular government support for that security. The market value of U.S. government securities may fluctuate and are subject to investment risks, and the value of U.S. government securities may be adversely affected by changes in interest rates. In addition, it is possible that the issuers of some U.S. government securities will not be able to timely meet their payment obligations in the future, and there is a risk of default.
PERFORMANCE
The Fund commenced operations on or about the date of this Prospectus. Accordingly, the Fund does not have a full calendar year of performance.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Absolute Return Advisers Corporation
Portfolio Managers.
Gregory F. Krenzer has been Portfolio Manager of the Fund since inception. [[ ] has been Deputy Portfolio Manager of the Fund since inception.] Mr. Krenzer has worked at the Adviser since 1994. [ ] has worked at the Adviser since [ ].
PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A and Y shares are $1,000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion.
TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders annually. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION
This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.
The Fund’s investment objective is non- fundamental and may be changed by the Board of Trustees without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
The Fund pursues its investment strategy primarily by investing in Bitcoin Futures and in pooled investment vehicles that invest directly or indirectly in bitcoin (collectively, “Bitcoin Investments”). In addition, the Fund expects to have significant holdings of cash, U.S. government securities, mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities, “Agency MBS”), municipal debt securities, money market funds and investment grade securities issued by foreign governments, supranational entities and, to a lesser extent, corporations (the “Cash and Fixed Income Investments”). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s futures contracts and to support the Fund’s use of leverage. The Fund does not invest in bitcoin or other digital assets directly.
The Fund seeks to invest in Bitcoin Investments so that the total value of the bitcoin to which the Fund has economic exposure is 100% of the net assets of the Fund (the “Target Exposure”). To the extent that the Fund’s economic exposure to bitcoin exceeds 100% of the net assets of the Fund, the Fund will generally have leveraged exposure to the value of bitcoin. There can be no assurance that the Fund will be able to achieve or maintain the Target Exposure.
Bitcoin and Bitcoin Futures are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin and Bitcoin Futures have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.
For cash management or temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio investments or to meet anticipated redemptions of its shares.
Overview of the Bitcoin Industry and Market
Bitcoin
Bitcoin is the digital asset that is native to, and created and transmitted through the operations of, the peer to peer Bitcoin Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. The Bitcoin Network allows people to exchange tokens of value, called bitcoin, which are recorded on a public transaction ledger known as the Blockchain. Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on bitcoin trading platforms or in individual end user to end user transactions under a barter system. Although nascent in use, bitcoin may be used as a medium of exchange, unit of account or store of value.
The Bitcoin Network is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of bitcoin. In addition, no party may easily censor transactions on the Bitcoin Network. As a result, the Bitcoin Network is often referred to as decentralized and censorship resistant.
The value of bitcoin is determined by the supply of and demand for bitcoin. New bitcoin are created and rewarded to the miners in exchange for their expending computational power to verifying transactions and add them to the Blockchain. The Blockchain is effectively a decentralized database that includes all blocks that have been solved by miners and it is updated to include new blocks as they are solved. Each bitcoin transaction is broadcast to the Bitcoin Network and, when included in a block, recorded in the Blockchain. As each new block records outstanding bitcoin transactions, and outstanding transactions are settled and validated through such recording, the Blockchain represents a complete, transparent and unbroken history of all transactions of the Bitcoin Network.
Bitcoin is not an income-generating asset, and the Fund’s investments are not expected to pay dividends or other distributions in the way common stock of companies may.
Bitcoin Network
Bitcoin was first described in a white paper released in 2008 and published under the pseudonym “Satoshi Nakamoto.” The protocol underlying Bitcoin was subsequently released in 2009 as open source software and currently operates on a worldwide network of computers.
The first step in directly using the Bitcoin Network for transactions is to download specialized software referred to as a “bitcoin wallet.” A user’s bitcoin wallet can run on a computer or smartphone, and can be used both to send and to receive bitcoin. Within a bitcoin wallet, a user can generate one or more unique “bitcoin addresses,” which are conceptually similar to bank account numbers. After establishing a bitcoin address, a user can send or receive bitcoin from his or her bitcoin address to another user’s

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address. Sending bitcoin from one bitcoin address to another is similar in concept to sending a bank wire from one person’s bank account to another person’s bank account, except that, in the case of such a bitcoin transaction, the transaction is not managed by an intermediary and an erroneous transaction generally may not be reversed or remedied once sent.
Bitcoin Protocol
The Bitcoin protocol is open source software, meaning any developer can review the underlying code and suggest changes. There is no official company or group that is responsible for making modifications to Bitcoin. There are, however, a number of individual developers that regularly contribute to a specific distribution of Bitcoin software known as the “Bitcoin Core,” which is maintained in an open source repository on the website Github. There are many other compatible versions of Bitcoin software, but Bitcoin Core provides the de facto standard for the Bitcoin protocol, also known as the “reference software.” The core developers for Bitcoin Core operate under a volunteer basis and without strict hierarchical administration.
Significant changes to the Bitcoin protocol are typically accomplished through a so called “Bitcoin Improvement Proposal” or BIP. Such proposals are generally posted on websites, and the proposals explain technical requirements for the protocol change as well as reasons why the change should be accepted. Upon its inclusion in the most recent version of Bitcoin Core, a new BIP becomes part of the reference software’s Bitcoin protocol. Several BIPs have been implemented since 2011 and have provided various new features and scaling improvements.
Because bitcoin has no central authority, updating the reference software’s Bitcoin protocol will not immediately change the Bitcoin Network’s operations. Instead, the implementation of a change is achieved by users and miners downloading and running updated versions of Bitcoin Core or other Bitcoin software that abides by the new Bitcoin protocol. Users and miners must accept any changes made to the Bitcoin source code by downloading a version of their Bitcoin software that incorporates the proposed modification of the Bitcoin Network’s source code. A modification of the Bitcoin Network’s source code is only effective with respect to the bitcoin users and miners that download it. If an incompatible modification is accepted only by a percentage of users and miners, a division in the Bitcoin Network will occur such that one network will run the pre modification source code and the other network will run the modified source code. Such a division is known as a “fork” in the Bitcoin Network.
Such a fork in the Bitcoin Network occurred on August 1, 2017, when a group of developers and miners accepted certain changes to the Bitcoin Network software intended to increase transaction capacity. Blocks mined on this network now diverge from blocks mined on the Bitcoin Network, which has resulted in the creation of a new blockchain whose digital asset is referred to as “bitcoin cash.” Bitcoin and bitcoin cash now operate as separate, independent networks, and have distinct related assets (bitcoin and bitcoin cash). Additional forks have followed the Bitcoin Cash fork, including those for Bitcoin Gold and Bitcoin SegWit2X, in the months after the creation of Bitcoin Cash. It is possible that additional “forks” will occur in the future.
Bitcoin Transactions
A bitcoin transaction contains the sender’s bitcoin address, the recipient’s bitcoin address, the amount of bitcoin to be sent, a transaction fee and the sender’s digital signature. Bitcoin transactions are secured by cryptography known as public private key cryptography, represented by the bitcoin addresses and digital signature in a transaction’s data file. Each Bitcoin Network address, or wallet, is associated with a unique “public key” and “private key” pair, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship.
The public key is visible to the public and analogous to the Bitcoin Network address. The private key is a secret and may be used to digitally sign a transaction in a way that proves the transaction has been signed by the holder of the public private key pair, without having to reveal the private key. A user’s private key must be kept in accordance with appropriate controls and procedures to ensure it is used only for legitimate and intended transactions. If an unauthorized third person learns of a user’s private key, that third person could forge the user’s digital signature and send the user’s bitcoin to any arbitrary bitcoin address, thereby stealing the user’s bitcoin. Similarly, if a user loses his private key and cannot restore such access (e.g., through a backup), the user may permanently lose access to the bitcoin contained in the associated address.
The Bitcoin Network incorporates a system to prevent double spending of a single bitcoin. To prevent the possibility of double spending a single bitcoin, each validated transaction is recorded, time stamped and publicly displayed in a “block” in the Blockchain, which is publicly available. Thus, the Bitcoin Network provides confirmation against double spending by memorializing every transaction in the Blockchain, which is publicly accessible and downloaded in part or in whole by all users of the Bitcoin Network software program. Any user may validate, through their bitcoin wallet or a blockchain explorer, that each transaction in the Bitcoin Network was authorized by the holder of the applicable private key, and Bitcoin Network mining software consistent with reference software requirements typically validates each such transaction before including it in the Blockchain. This cryptographic security ensures that bitcoin transactions may not generally be counterfeited, although it does not protect against the “real world” theft or coercion of use of a bitcoin user’s private key, including the hacking of a bitcoin user’s computer or a service provider’s systems.
A bitcoin transaction between two parties is settled when recorded in a block added to the Blockchain. Validation of a block is achieved by confirming the cryptographic hash value included in the block’s solution and by the block’s addition to the longest confirmed Blockchain on the Bitcoin Network. For a transaction, inclusion in a block on the Blockchain constitutes a “confirmation” of a bitcoin transaction. As each block contains a reference to the immediately preceding block, additional blocks appended to and incorporated into the Blockchain constitute additional confirmations of the transactions in such prior blocks, and a transaction included in a block for the first time is confirmed once against double spending. The layered confirmation process makes changing historical blocks (and reversing transactions) exponentially more difficult the further back one goes in the Blockchain.
To undo past transactions in a block recorded on the Blockchain, a malicious actor would have to exert tremendous computer power in re solving each block in the Blockchain starting with and after the target block and broadcasting all such blocks to the Bitcoin Network. The Bitcoin Network is generally programmed to consider the longest Blockchain containing solved and valid blocks to be the most accurate Blockchain. In order to undo multiple layers of confirmation and alter the Blockchain, a malicious actor must re solve all of the old blocks sought to be regenerated and be able to continuously add new blocks to the Blockchain

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at a speed that would have to outpace that of all of the other miners on the Bitcoin Network, who would be continuously solving for and adding new blocks to the Blockchain.
Bitcoin Mining – Creation of New Bitcoins
Mining Process
The process by which bitcoins are created and bitcoin transactions are verified is called mining. To begin mining, a user, or “miner,” can download and run a mining client, which, like regular Bitcoin Network software, turns the user’s computer into a “node” on the Bitcoin Network that validates blocks. Each time transactions are validated and bundled into new blocks added to the Blockchain, the Bitcoin Network awards the miner solving such blocks with newly issued bitcoin and any transaction fees paid by bitcoin transaction senders. This reward system is the method by which new bitcoins enter into circulation to the public. Over time, the size of the fixed reward of new bitcoin decreases, and miners increasingly rely on transaction fees to compensate them for exerting computational power in solving blocks.
Each block contains the details of some or all of the most recent transactions that are not memorialized in prior blocks, as well as a record of the award of bitcoins to the miner who solved the new block. In order to add blocks to the Blockchain, a miner must map an input data set (i.e., the Blockchain, plus a block of the most recent Bitcoin Network transactions and an arbitrary number called a “nonce”) to a desired output data set of a predetermined length (the “hash value”) using the SHA 256 cryptographic hash algorithm. Each unique block can only be solved and added to the Blockchain by one miner; therefore, all individual miners and mining pools on the Bitcoin Network are engaged in a competitive process of constantly increasing their computing power to improve their likelihood of solving for new blocks. As more miners join the Bitcoin Network and its processing power increases, the Bitcoin Network adjusts the complexity of the block solving equation to maintain a predetermined pace of adding a new block to the Blockchain approximately every ten minutes.
Mathematically Controlled Supply
The method for creating new bitcoin is mathematically controlled in a manner so that the supply of bitcoin grows at a limited rate pursuant to a pre set schedule. The number of bitcoin awarded for solving a new block is automatically halved every 210,000 blocks. Thus, the current fixed reward for solving a new block is 6.25 bitcoin per block; the reward decreased from twenty five (25) bitcoin in July 2016 and 12.5 in May 2020. It is estimated to halve again at the start of 2024. This deliberately controlled rate of bitcoin creation means that the number of bitcoin in existence will never exceed twenty one (21) million and that bitcoin cannot be devalued through excessive production unless the Bitcoin Network’s source code (and the underlying protocol for bitcoin issuance) is altered. As of January 1, 2021, approximately 18,587,000 bitcoin have been mined. It is estimated that more than ninety (90) percent of the twenty one (21) million bitcoin will have been produced by 2022.
Forms of Attack Against the Bitcoin Network
All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Bitcoin Network contains certain flaws. For example, the Bitcoin Network is currently vulnerable to a “51% attack” where, if a mining pool were to gain control of more than 50% of the hash rate for a digital asset, a malicious actor would be able to gain full control of the network and the ability to manipulate the Blockchain.
In addition, many digital asset networks have been subjected to a number of denial of service attacks, which has led to temporary delays in block creation and in the transfer of bitcoin. Any similar attacks on the Bitcoin Network that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin.
Bitcoin Market and Bitcoin Trading Platforms
In addition to using bitcoin to engage in transactions, investors may purchase and sell bitcoin to speculate as to the value of bitcoin in the bitcoin market, or as a long term investment to diversify their portfolio. The value of bitcoin within the market is determined, in part, by the supply of and demand for bitcoin in the bitcoin market, market expectations for the adoption of bitcoin by individuals, the number of merchants that accept bitcoin as a form of payment and the volume of private end user to end user transactions.
The most common means of determining a reference value is by surveying trading platforms where secondary markets for bitcoin exist. The most prominent bitcoin trading platforms are often referred to as “exchanges”, although they are not regulated and do not report trade information in the same way as a national securities exchange. As such, there is some difference in the form, transparency and reliability of trading data from bitcoin trading platforms. Generally speaking, bitcoin data is available from these trading platforms with publicly disclosed valuations for each executed trade, measured by one or more fiat currencies such as the U.S. dollar or Euro or another digital asset such as ether or tether. Over-the-counter ("OTC") dealers or market makers do not typically disclose their trade data.
Currently, there are several digital asset trading platforms operating worldwide and trading platforms represent a substantial percentage of bitcoin buying and selling activity and provide the most data with respect to prevailing valuations of bitcoin. A bitcoin trading platform provides investors with a way to purchase and sell bitcoin, similar to stock exchanges like the New York Stock Exchange or NASDAQ, which provide ways for investors to buy stocks and bonds in the so called “secondary market.” Unlike stock exchanges regulated to monitor securities trading activity, bitcoin trading platforms are largely regulated as money services business (or a foreign regulatory equivalent) that monitor against money laundering and other illicit financing. Bitcoin trading platforms operate websites designed to permit investors to open accounts with the trading platform and then purchase and sell bitcoin.
Although bitcoin was the first cryptocurrency, since 2009, the number of digital assets, market participants and companies in the space has increased dramatically. In addition to bitcoin, other well known digital assets include ether, XRP, bitcoin cash, and litecoin. The digital asset marketplace is still being defined and evolving, including the practices of exchanges, behavior of investors, and the protocols and prominence of particular digital assets. Prior to 2017, bitcoin accounted for approximately 85% or

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more of the total market capitalization of all digital assets. By January 2021, this figure had dropped to around 69% as other digital assets launched and/or grew faster than bitcoin.
Market Participants
Miners
Miners range from bitcoin enthusiasts to professional mining operations that design and build dedicated machines and data centers, including mining pools, which are groups of miners that act cohesively and combine their processing to solve blocks. When a pool solves a new block, the pool operator receives the bitcoin and, after taking a nominal fee, splits the resulting reward among the pool participants based on the processing power each of them contributed to solve for such block. Mining pools provide participants with access to smaller, but steadier and more frequent, bitcoin payouts.
Investment and Speculative Sector
This sector includes the investment and trading activities of both private and professional investors and speculators. Historically, larger financial services institutions are publicly reported to have limited involvement in investment and trading in digital assets, although the participation landscape is beginning to change and large corporations, financial institutions and investment firms are taking positions providing exposure to bitcoin and other digital assets.
Retail Sector
The retail sector includes users transacting in direct peer to peer bitcoin transactions through the direct sending of bitcoin over the Bitcoin Network. The retail sector also includes transactions in which consumers pay for goods or services from commercial or service businesses through direct transactions or third party service providers.
Service Sector
This sector includes companies that provide a variety of services including the buying, selling, payment processing and storing of bitcoin. Bitfinex, Bitstamp, Coinbase, Gemini, Kraken and itBit are some of the largest trading platforms by volume traded. As the Bitcoin Network continues to grow in acceptance, it is anticipated that service providers will expand the currently available range of services and that additional parties will enter the service sector for the Bitcoin Network.
Competition
More than 5,000 other digital assets have been developed since the inception of Bitcoin, currently the most developed digital asset because of the length of time it has been in existence, the investment in the infrastructure that supports it, and the network of individuals and entities that are using Bitcoin. Some industry groups are also creating private, permissioned blockchains that may or may not feature cryptocurrencies or other digital assets. In addition, private enterprises and governments are exploring the use of stablecoins including central bank backed digital currencies.
Regulation of Bitcoin
Bitcoin and other digital assets have increasingly attracted attention from U.S. and foreign regulators. Such regulatory attention has included enforcement actions for violations of securities and commodities laws, as well as the release of regulatory guidance explaining how existing regulatory regimes apply to digital assets, and orders approving certain digital asset related products. In more limited cases, new legislation or regulations have been proposed or adopted to govern the use of digital assets and their networks.
U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset trading platforms, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of trading platforms or other service providers that hold digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity.
In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings that digital assets sold in initial coin offerings (“ICOs”) may be classified as securities and that both those digital assets and ICOs may be subject to securities regulations. Generally speaking, ICOs are offered and conducted on the Ethereum network or similar “smart contract” platforms, rather than the Bitcoin Network; however, bitcoin has been used for consideration in ICOs on multiple networks and ICOs may be conducted using the Bitcoin Network.
Various U.S. federal and state and foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that affect the Bitcoin Network, the bitcoin markets, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions regulatory scope. There remains significant uncertainty regarding the US and foreign government and quasi governmental regulatory actions with respect to digital assets and digital asset exchanges. Foreign laws, regulations or directives may conflict with those of the U.S. and may negatively impact the acceptance of bitcoin by users, merchants and service providers and may therefore impede the growth or sustainability of the Bitcoin economy in the European Union, China, South Korea, India and the U.S. and globally, or otherwise negatively affect the value of bitcoin.
The effect of any future regulatory change on the Fund or bitcoin is impossible to predict, but such change could be substantial and adverse to the Fund and the value of the Fund’s shares.
Regulatory changes or actions may alter the nature of an investment in bitcoin or bitcoin futures or restrict the use of bitcoin or the operations of the bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin or bitcoin futures and an investment in the shares. For example, it may become illegal to acquire, hold, sell or use bitcoin or bitcoin futures in one or more countries, which could adversely impact the price of bitcoin and bitcoin futures.

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As bitcoin and other digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including the Financial Crimes Enforcement Network (“FinCEN”), SEC, CFTC, the Financial Industry Regulatory Authority ("FINRA"), the Consumer Financial Protection Bureau ("CFPB"), the Treasury Department, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service providers that take custody of digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed to investors in digital assets. In addition, federal and state agencies, and other regulatory bodies in other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against digital asset businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from digital asset activity with respect to digital assets. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of an investment in bitcoin and bitcoin futures and/or the ability of the Fund to continue to operate.
The United States Department of Treasury Office of Foreign Assets Control (“OFAC”) has affirmed that the obligations of U.S. persons (and persons otherwise subject to OFAC jurisdiction) to comply with economic sanctions is the same with respect to digital currency as with respect to other assets. In March 2018, OFAC announced that it may add digital currency addresses to the list of Specially Designated Nationals whose assets are blocked, and with whom U.S. persons are generally prohibited from dealing. In November 2018, OFAC for the first time added bitcoin addresses, associated with an Iranian ransomware scheme, to the Specially Designated Nationals list. Such actions by OFAC, or by similar organizations in other jurisdictions, may introduce uncertainty in the market as to whether bitcoin that has in the past been associated with such addresses can be easily sold. This “tainted” bitcoin may trade at a substantial discount to untainted bitcoin. Reduced fungibility in the bitcoin markets may reduce the liquidity of bitcoin and therefore adversely affect their price.
FinCEN requires any administrator or exchanger of convertible digital assets to register with FinCEN as a money transmitter and must comply with the anti money laundering regulations applicable to money transmitters. FinCEN subsequently issued several interpretive letters clarifying which entities would be considered administrators or exchangers and which would be considered mere “users” not subject to registration. In 2015, FinCEN, working in coordination with the U.S. Attorney’s Office for the Northern District of California, assessed a $700,000 fine against Ripple Labs for violating several requirements of the Bank Secrecy Act by acting as a money services business (MSB) and selling XRP without registering with FinCEN, and by failing to implement and maintain an adequate anti money laundering program. In 2017, FinCEN assessed a $110 million fine against BTC E, a now defunct digital asset exchange, for similar violations. The requirement that exchangers that do business in the United States register with FinCEN and comply with anti money laundering regulations may increase the cost of buying and selling bitcoin and therefore may adversely affect the price of bitcoin and an investment in the shares.
In January 2021, Janet Yellen, who is currently the U.S. Treasury Secretary, suggested the government examine ways in which it can “curtail” the use of cryptocurrencies such as bitcoin over concerns that they are “mainly” used for illicit financing and to make sure that anti money laundering does not occur through the use of cryptocurrencies.
In July 2019, then U.S. Treasury Secretary Steven Mnuchin stated that he had “very serious concerns” about cryptocurrencies. Former Secretary Mnuchin indicated that one source of concern is cryptocurrencies potential for being used to fund illicit activities. Secretary Mnuchin has indicated that the U.S. Treasury Department may be seeking to implement new regulations governing cryptocurrency activities to address these concerns.
In 2015, the New York State Department of Financial Services ("NYDFS") finalized a rule that requires most businesses involved in digital asset business activity in or involving New York, excluding merchants and consumers, to apply for a license, commonly known as a BitLicense, from the NYDFS and to comply with anti money laundering, cyber security, consumer protection, and financial and reporting requirements, among others. As an alternative to the BitLicense in New York, firms can apply for a charter to become limited purpose trust companies qualified to engage in digital asset business activity. Other states have considered regimes similar to that imposed by New York or have imposed other regulatory regimes on digital asset businesses.
The inconsistency in applying money transmitting licensure requirements to certain businesses may make it more difficult for these businesses to provide services, which may affect consumer adoption of bitcoin and its price. In an attempt to address these issues, the Uniform Law Commission passed a model law in July 2017, the Uniform Regulation of Virtual Currency Businesses Act, which has many similarities to the BitLicense and features a multistate reciprocity licensure feature, wherein a business licensed in one state could apply for accelerated licensure procedures in other states. It is still unclear, however, how many states, if any, will adopt some or all of the model legislation.
Furthermore, in February 2018, the NYDFS issued guidance that directed “virtual currency entities” to adopt a written policy to address (1) fraud related and similar risk areas, including market manipulation; (2) effective procedures and controls; (3) allocation of responsibility for risk monitoring; and (4) investigation procedures in the case of suspected, or actual, fraud and other wrongdoing, including market manipulation. In addition, on April 17, 2017, the New York Attorney General launched a fact finding inquiry into the policies and practices of online digital asset trading platforms. In connection with the inquiry, the AG’s office sent letters to thirteen major virtual currency trading platforms requesting key information on their operations, internal controls and safeguards to protect customer assets. The AG’s office issued a report in September 2018 with its conclusions, including, for example, that some digital asset exchanges do not have policies or procedures to prevent market manipulation.
The SEC has not asserted regulatory authority over bitcoin or similar cryptocurrencies or trading or ownership of bitcoin or similar cryptocurrencies and has not expressed the view that bitcoin or similar cryptocurrencies should be classified or treated as a security for purposes of U.S. federal securities laws. In fact, senior members of the staff of the SEC have expressed the view that bitcoin is not a security under the federal securities laws. However, the SEC has commented on bitcoin and bitcoin related market developments and has taken action against investment schemes involving bitcoin. For example, in a recent letter regarding the SEC’s review of proposed rule changes to list and trade shares of certain bitcoin related investment vehicles on public markets, the SEC staff stated that it has significant investor protection concerns regarding the markets for digital assets, including the

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potential for market manipulation and fraud. In March 2018, it was reported that the SEC was examining as many as 100 investment funds with strategies focused on digital assets. The reported focus of the examinations is on the accuracy of risk disclosures to investors in these funds, digital asset pricing practices, and compliance with rules meant to prevent the theft of investor funds, as well as on information gathering so that the SEC can better understand new technologies and investment products. It has further been reported that some of these funds have received subpoenas from the SEC’s Enforcement Division. The SEC also recently determined that certain digital assets are securities under the U.S. securities laws. In these determinations, the SEC reasoned that the unregistered offer and sale of digital assets can, in certain circumstances, including ICOs, be considered illegal public offering of securities. A significant amount of funding for digital asset startups has come from ICOs, and if ICOs are halted or face obstacles, or companies that rely on them face legal action or investigation, it could have a negative impact on the value of digital assets, including bitcoin. Finally, the SEC’s Office of Compliance Inspections and Examinations (“OCIE”) has stated that digital assets are an examination priority for 2021. In particular, OCIE intends to focus its examination on investment suitability of digital assets, portfolio management and trading practices, safety of client funds and assets, pricing and valuation, effectiveness of compliance programs and controls, and supervision of employee outside business activities.
The CFTC has regulatory jurisdiction over the bitcoin futures markets. In addition, because the CFTC has determined that bitcoin is a “commodity” under the U.S. Commodity Exchange Act ("CEA") and the rules thereunder, it has jurisdiction to prosecute fraud and manipulation in the cash, or spot, market for bitcoin. Beyond instances of fraud or manipulation, the CFTC generally does not oversee cash or spot market exchanges or transactions involving bitcoin that do not utilize collateral, leverage, or financing. The National Futures Association (“NFA”) is the self regulatory agency for the U.S. futures industry, and as such has jurisdiction over bitcoin futures. However, the NFA does not have regulatory oversight authority for the cash or spot market for bitcoin exchanges or transactions.
Bitcoin and other digital assets currently face an uncertain regulatory landscape in many foreign jurisdictions such as the European Union, China, the United Kingdom, Australia, Japan, Russia, Israel, Poland, India, Hong Kong, Canada and Singapore. Cybersecurity attacks by state actors, particularly for the purpose of evading international economic sanctions, are likely to attract additional regulatory scrutiny to the acquisition, ownership, sale and use of digital assets, including bitcoin. The effect of any existing regulation or future regulatory change on the Fund or bitcoin is impossible to predict, but such change could be substantial and adverse to the Fund and the value of the shares. Various foreign jurisdictions have, and may continue to in the near future, adopt laws, regulations or directives that affect bitcoin, particularly with respect to bitcoin exchanges and service providers that fall within such jurisdictions regulatory scope. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in these jurisdictions as well as in the United States and elsewhere, or otherwise negatively affect the value of bitcoin.
If regulatory changes or interpretations require the regulation of bitcoin by the CFTC under the CEA or the SEC under the Securities Act of 1933, as amended (the “Securities Act”), Investment Advisers Act of 1940, as amended (the “Advisers Act”), or the 1940 Act, compliance with these requirements could result in additional expenses to the Fund or significantly limit the ability of the Fund to pursue its investment objective.
Bitcoin Value
The value of bitcoin is determined by the value that various market participants place on Bitcoin through their transactions. The most common means of determining the value of a bitcoin is by surveying one or more bitcoin exchanges where bitcoin is traded publicly and transparently (e.g., Bitstamp, Coinbase, Kraken, itBit and Gemini).
On exchanges, bitcoin is traded with publicly disclosed valuations for each executed trade, measured by one or more fiat currencies such as the U.S. dollar or Euro. OTC dealers or market makers do not typically disclose their trade data.
Currently, there are many exchanges operating worldwide, representing a substantial percentage of bitcoin buying and selling activity, and providing the most data with respect to prevailing valuations of bitcoins. Historically, a large percentage of the global Bitcoin trading volume occurred on self reported, unregulated Bitcoin Exchanges located in China. Throughout 2017, however, the Chinese government took several steps to tighten controls on Bitcoin Exchanges, culminating in a ban on domestic cryptocurrency exchanges in November 2017, which forced such exchanges to cease their operations or relocate. As a result, reported Bitcoin trading volume on Chinese exchanges is now substantially lower, representing a de minimis share of the global trade volume.
Target Exposure, Borrowing and Leverage
Although the Fund seeks to maintain the Target Exposure to bitcoin, the maximum exposure to bitcoin that the Fund is able to achieve will be primarily determined by: (1) the Subsidiary Asset Cap, (2) the amount of exposure to bitcoin provided by the Bitcoin Futures held by the Subsidiary, and (3) the availability and terms of pooled investment vehicles that invest in bitcoin. In addition, the Fund expects to periodically rebalance its positions in Bitcoin Investments in order to seek to achieve or maintain the Target Exposure or to maintain compliance with the Subsidiary Asset Cap, as applicable, and may carry out any such rebalancing over a period of time in order to allow the Fund to rebalance its positions in a manner intended to reduce transaction costs.
In addition, the Fund’s actual exposure to bitcoin at any particular point in time may be less than the Target Exposure, and may be materially less. At any time at which the Fund’s exposure to bitcoin is less than the Target Exposure —i.e., less than 100% of the Fund’s net asset value — any changes in value of bitcoin will generally result in proportionally smaller changes in the Fund’s NAV. At any time at which the Fund’s exposure to bitcoin is greater than 100% of the Fund’s net asset value, any changes in value of bitcoin will generally result in proportionally larger changes in the Fund’s NAV. In addition, because the Fund does not invest directly in bitcoin, the Fund is exposed to futures basis and to tracking error, so any changes in value of bitcoin may result in proportionally smaller or larger changes in the value of the Fund’s bitcoin-related investments. As a result, there can be no assurance that changes in the value of the Fund resulting from the Fund’s investments will track changes in the value of bitcoin.
The Fund seeks to achieve and maintain the Target Exposure by using leverage inherent in futures contracts and through reverse repurchase agreements, and may also obtain leverage in the form of borrowings, which would typically be in the form of loans

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from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s Bitcoin Futures will provide leverage to the extent they give the Fund exposure to an amount of underlying bitcoin with a greater value than the amount of collateral the Fund is required to post to its futures commission merchant (“FCM”). An FCM is a brokerage firm that solicits or accepts orders to buy or sell futures contracts and accepts money or other assets from customers to support such orders. FCMs are required to be registered with the CFTC and to be members of the NFA.
[The Fund’s investments in futures contracts and reverse repurchase agreements will be treated as “derivatives” under Rule 18f-4 (“Rule 18f-4”) under the 1940 Act. Rule 18f-4 regulates the use of derivative instruments and certain related transactions by mutual funds. Pursuant to Rule 18f-4, the Fund has adopted and implemented a derivatives risk management program to govern its use of derivatives, and the Fund’s derivatives exposure (including its use of futures contracts and reverse repurchase agreements) is limited through a value-at-risk (“VaR”) test. Very generally, VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level. Rule 18f-4 may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.]
The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Investments or trading practices that involve contractual obligations to pay in the future may be subject to the same requirements unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked-to-market on a daily basis) or, for certain instruments, appropriately “covers” such obligations with offsetting positions.
Risks Related to Bitcoin.
Bitcoin Adoption Risk. The further development and acceptance of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. For example, the Bitcoin network faces significant obstacles to increasing the usage of bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of bitcoin and therefore cause the Fund’s bitcoin-related investments to suffer losses.
The use of bitcoin to, among other things, buy and sell goods and services is part of a new and rapidly evolving industry that employs digital assets based upon computer-generated mathematical and/or cryptographic protocols. Bitcoin is a prominent, but not unique, part of this industry. The growth of this industry is subject to a high degree of uncertainty. The factors affecting the further development of this industry, include, but are not limited to:

• continued worldwide growth or possible cessation or reversal in the adoption and use of bitcoin and other digital assets;

• government and quasi-government regulation of bitcoin and other digital assets and their use, including taxation of bitcoin transactions, or restrictions on or regulation of access to and operation of the Bitcoin network and other digital asset networks;

• changes in consumer demographics and public tastes and preferences, including the possibility that market participants may come to prefer other digital assets to bitcoin for a variety of reasons, including that such other digital currencies may have features (like different consensus mechanisms) or uses (like the ability to facilitate smart contracts) that bitcoin lacks;

• the maintenance and development of the open-source software protocol of the Bitcoin network;

• the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies;

• the use of the networks supporting digital assets for developing smart contracts and distributed applications;

• general economic conditions and the regulatory environment relating to digital assets; and

• negative consumer or public perception of bitcoin specifically and other digital assets generally.
Currently, there is relatively limited use of bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility that could adversely affect the Fund’s bitcoin-related investments. Bitcoin is not currently a form of legal tender in the United States and has only recently become selectively accepted as a means of payment for goods and services by some retail and commercial outlets, and the use of bitcoin by consumers to pay such retail and

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commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions; process wire transfers to or from bitcoin trading venues, bitcoin-related companies or service providers; or maintain accounts for persons or entities transacting in bitcoin or providing bitcoin-related services. In addition, some taxing jurisdictions, including the U.S., treat the use of bitcoin as a medium of exchange for goods and services to be a taxable sale of bitcoin, which could discourage the use of bitcoin as a medium of exchange, especially for a holder of bitcoin that has appreciated in value.
Conversely, a significant portion of bitcoin’s demand is generated by investors seeking a long-term store of value or speculators seeking to profit from the short- or long-term holding of the asset. Price volatility undermines bitcoin’s role as a medium of exchange, as retailers are much less likely to accept it as a form of payment. Use of bitcoin as a medium of exchange and payment method may always be low. A lack of expansion by bitcoin into retail and commercial markets, or a contraction of such use, may result in damage to the public perception of bitcoin and the utility of bitcoin as a payment system, as well as increased volatility or a reduction in the value of bitcoin, all of which could adversely impact the Fund’s bitcoin-related investments. There can be no assurance that such acceptance will grow, or not decline, in the future.
While bitcoin, the first widely used digital asset, and many other digital assets were created and mainly serve as a form of money, digital assets can be used to do more complicated things. Some digital assets were built specifically with more complex use cases in mind. For example, the Ethereum network was designed primarily to facilitate smart contracts, with the digital asset ether serving as the transactional mechanism for many portions of such contracts. Smart contracts are programs that automatically execute on a blockchain, allowing for a myriad of interesting applications to be built. It is possible that market demand for digital assets with use cases beyond serving as a form of money could over time reduce the market demand for bitcoin, which would adversely impact the price of bitcoin and, as a result, an investment in the Fund. Additionally, certain digital assets use non-blockchain technologies, like Directed Acyclic Graph data structures, to maintain consensus. To the extent market participants come to prefer these other consensus mechanisms or digital assets that use non-blockchain technology, the value of bitcoin, and therefore and therefore the Fund’s bitcoin-related investments, may be adversely affected.
Bitcoin Scaling Risk. The Bitcoin network faces significant scaling challenges. As of July 2017, bitcoin could handle, on average, five to seven transactions per second. For several years, participants in the Bitcoin ecosystem debated potential approaches to increasing the average number of transactions per second that the Bitcoin network could handle. As of August 2017, the Bitcoin network was upgraded with a technical feature known as “segregated witness” that, among other things, would potentially approximately double the transactions per second that can be handled on-chain. More importantly, segregated witness also enables so-called second layer solutions, such as the Lightning Network or payment channels, that could potentially allow greater transaction throughput.
An increasing number of wallets and digital asset intermediaries, such as exchanges, have begun supporting segregated witness and the Lightning Network, or similar technology. However, the Lightning Network does not yet have material adoption as of January 2021. Additionally, the Lightning Network has not yet seen significant use, and there are open questions about Lightning Network services, such as its cost and who will serve as intermediaries, among other questions.
As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network has been, at times, at capacity, which has led to increased transaction fees. During the period from January 1, 2017 to January 31, 2021, average bitcoin transaction fees increased from $0.39 per transaction to $11.56 per transaction, with a high of $54.83 per transaction on December 12, 2017.
Increased fees and decreased settlement speeds could preclude certain use cases for bitcoin (e.g., micropayments), and could reduce demand for and the price of bitcoin, which could adversely impact the Fund’s bitcoin-related investments.
There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of transactions in bitcoin will be effective, or how long these mechanisms will take to become effective, which could adversely impact the Fund’s bitcoin-related investments.
Miner Collusion Risk. Miners, functioning in their transaction confirmation capacity, collect fees for each transaction they confirm. Miners validate unconfirmed transactions by adding the previously unconfirmed transactions to new blocks in the blockchain. Miners are not forced to confirm any specific transaction, but they are economically incentivized to confirm valid transactions as a means of collecting fees. Miners have historically accepted relatively low transaction confirmation fees. If miners collude in an anticompetitive manner to reject low transaction fees, then bitcoin users could be forced to pay higher fees, thus reducing the attractiveness of the Bitcoin network. Mining occurs globally, and it may be difficult for authorities to apply antitrust regulations across multiple jurisdictions. Any collusion among miners may adversely impact the attractiveness of the Bitcoin network and may adversely impact the Fund’s bitcoin-related investments.
Competition from Other Digital Assets Risk. Central banks have introduced digital forms of legal tender (CBDCs). China’s CBDC project, known as Digital Currency Electronic Payment, has reportedly been tested in a live pilot program conducted in multiple cities in China. A recent study published by the Bank for International Settlements estimated that at least 36 central banks have published retail or wholesale CBDC work ranging from research to pilot projects. Whether or not they incorporate blockchain or similar technology, CBDCs, as a form of legal tender in the issuing jurisdiction, could have an advantage in competing with, or replace, bitcoin and other digital assets as a medium of exchange or store of value. As a result, the value of bitcoin could decrease, which could adversely affect the Fund’s bitcoin-related investments. Competing digital assets may adversely affect the value of bitcoin and the Fund’s bitcoin-related investments. Promoters of other digital assets claim that those digital assets have solved certain of the purported drawbacks of the Bitcoin network, for example, allowing faster settlement times, reducing mining fees, or reducing electricity usage in connection with mining. If these digital assets are successful, such success could reduce demand for bitcoin and adversely affect the value of bitcoin and the Fund’s bitcoin-related investments.
Stablecoin Risk. While the Fund does not invest in stablecoins, it may nonetheless be exposed to the risks that stablecoins pose for the bitcoin market through its exposure to bitcoin. Stablecoins are digital assets designed to have a stable value over time as compared to typically volatile digital assets, and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar. Although the prices of stablecoins are intended to be stable, in many cases their prices fluctuate, sometimes significantly. This volatility has in the past apparently impacted the price of bitcoin. Stablecoins are a relatively new phenomenon, and it is impossible

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to know all of the risks that they could pose to participants in the bitcoin market. In addition, some have argued that some stablecoins, particularly Tether, are improperly issued without sufficient backing in a way that could cause artificial rather than genuine demand for bitcoin, raising its price, and also argue that those associated with certain stablecoins are involved in laundering money. The New York Attorney General filed suit against Tether’s operators and its affiliates in 2019 in connection with some of these allegations. Volatility in stablecoins, operational issues with stablecoins (for example, technical issues that prevent settlement), concerns about the sufficiency of any reserves that support stablecoins, or regulatory concerns about stablecoin issuers or intermediaries, such as exchanges, that support stablecoins, could impact individuals’ willingness to trade on trading venues that rely on stablecoins and could impact the price of bitcoin, and in turn, the Fund’s bitcoin-related investments.
Open-Source Risk. The Bitcoin network operates based on open-source protocol maintained by a group of core developers. As the Bitcoin network protocol is not sold and its use does not generate revenue for development teams, core developers may not be directly compensated for maintaining and updating the Bitcoin network protocol. Consequently, developers may lack a financial incentive to maintain or develop the network, and the core developers may lack the resources to adequately address emerging issues with the network. There can be no guarantee that developer support will continue or be sufficient in the future. Additionally, some development and developers are funded by companies whose interests may be at odds with other participants in the network or with investors’ interests. To the extent that material issues arise with the Bitcoin network protocol and the core developers and open-source contributors are unable or unwilling to address the issues adequately or in a timely manner, the Bitcoin network and the Fund’s bitcoin-related investments may be adversely affected.
Bitcoin Corporate Governance Risk. Governance of decentralized networks, such as the Bitcoin network, is by voluntary consensus and open competition. Bitcoin has no central decision-making body or clear manner in which participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect bitcoin’s utility and ability to grow and face challenges, both of which may require solutions and a directed effort to overcome problems, especially long-term problems. Recently, a seemingly simple, technical issue has divided the bitcoin community: namely, whether to increase the block size of the blockchain or to implement another change to increase the scalability of bitcoin, known as “segregated witness,” and help it continue to grow. Because the resolution of the scaling issue has taken several years, some have referred to it as a “governance crisis” for decentralized assets. To the extent lack of clarity in corporate governance of bitcoin leads to ineffective decision-making that slows development and growth, the Fund’s bitcoin-related investments may be adversely affected.
Insufficient Mining Reward Risk. Miners generate revenue from both newly created bitcoin, known as the “block reward” and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. If the award of new units of bitcoin for solving blocks declines and/or the difficulty of solving blocks increases, and transaction fees voluntarily paid by participants are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. The current fixed reward for solving a new block on the Bitcoin network is 6.25 bitcoin per block, which decreased from 12.5 bitcoin in May 2020. It is estimated that it will halve again in about four years after the previous halving. This reduction may result in a reduction in the aggregate hash rate of the Bitcoin network as the incentive for miners decreases. Miners ceasing operations would reduce the collective processing power on the Bitcoin network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the Bitcoin network more vulnerable to a malicious actor or botnet obtaining sufficient control to alter the blockchain and hinder transactions. Any reduction in confidence in the confirmation process or processing power of the Bitcoin network may adversely affect the Fund’s bitcoin-related investments.
Excluded Transactions Risk. To the extent that any miners solve blocks that exclude some or all transactions that have been transmitted to the Bitcoin network, such transactions will not be recorded on the blockchain until another miner solves a block that incorporates those transactions. Some in the bitcoin community have suspected that certain technologies (for example, before segregated witness was activated, ASICBoost), enhance speed and reduce electricity use of mining while reducing the number of transactions that are included in mined blocks on the Bitcoin network. To the extent that more blocks are mined without transactions, transactions will settle more slowly and fees will increase. This could result in a loss of confidence in the Bitcoin network, which could adversely impact an investment in the Fund.
Blockchain “Fork” Risk. In August 2017, bitcoin “forked” into bitcoin and a new digital asset, bitcoin cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin network can process. Since then, bitcoin has been forked numerous times to launch new digital assets, such as bitcoin gold, bitcoin silver and bitcoin diamond. Additional hard forks of the Bitcoin blockchain could impact demand for bitcoin or other digital assets and could adversely impact the Fund’s bitcoin-related investments.
Furthermore, a hard fork can introduce new security risks. For example, when Ethereum and Ethereum Classic split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued trading venues through at least October 2016. An exchange announced in July 2016 that it had lost 40,000 ether from the Ethereum Classic network, which was worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the Bitcoin network, thereby making the network more susceptible to attack.
A fork could also be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Such a fork could adversely affect bitcoin’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork, as in the case of Ethereum and Ethereum Classic, as detailed above.
A fork in the Bitcoin network could adversely affect the Fund’s bitcoin-related investments. In the event of a hard fork of the Bitcoin network, the Adviser will determine which peer-to-peer network, among a group of incompatible forks of the Bitcoin network, is generally accepted as the Bitcoin network and should therefore be considered the appropriate network for purposes of the Fund’s bitcoin-related investments. There is no guarantee that the Adviser will choose the digital asset that is ultimately the most valuable

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fork or that options on futures contracts for the fork chosen by the Adviser will be available to trade, and the Adviser’s decision may adversely affect the value of Fund’s bitcoin-related investments as a result.
Bitcoin Cybersecurity Risk. If the source code or cryptography underlying bitcoin proves to be flawed or ineffective, malicious actors may be able to steal bitcoin held by others, which could negatively impact the demand for bitcoin and therefore adversely impact the price of bitcoin. In the past, flaws in the source code for bitcoin have been discovered, including those that resulted in the loss of users’ bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in or exploitations of the source code that allow malicious actors to take or create money in contravention of known network rules have occurred. In addition, the cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to steal bitcoin held by others, which could adversely affect the demand for bitcoin and therefore adversely impact the price of bitcoin. Even if the affected digital asset is not bitcoin, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively impact the demand for bitcoin and therefore adversely affect the Fund’s bitcoin-related investments.
Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Bitcoin network, such actor or botnet could alter the blockchain and adversely affect the value of bitcoin, which would adversely affect the Fund’s bitcoin-related investments. The Bitcoin network is subject to control by entities that capture a significant amount of the network’s processing power or a significant number of developers or intermediaries important for the operation and maintenance of the Bitcoin network. The Bitcoin network is secured by proof of work and depends on the strength of processing power of participants to protect the network. If a malicious actor or botnet obtains a majority of the processing power dedicated to mining on the Bitcoin network, it may be able to alter the blockchain on which the network and most transactions rely by constructing fraudulent blocks or preventing certain transactions from being completed in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions. However, it could not generate new bitcoin units or transactions using such control. The malicious actor could “double-spend” its own bitcoin units (i.e., spend the same units in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the processing power on the Bitcoin network or the network community did not reject the fraudulent blocks as malicious, reversing any changes made to the blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down confirmations of transactions on the Bitcoin network.
Recently, some digital asset networks have been subject to malicious activity achieved through control over 50% of the processing power on the network. For example, during May and June 2014, mining pool GHash.IO’s processing power approached and during a twenty-four to forty-eight hour period, may have exceeded 50% of the processing power on the Bitcoin network. Although no malicious activity or abnormal transaction recording was observed at the time, the incident focused attention on the influence of mining pools. On May 24, 2018, it was reported that attackers compromised the Bitcoin Gold network in this manner and were successfully able to double-spend units of bitcoin gold in a series of transactions over the course of at least one week and in a total amount of at least $18 million. Other digital assets such as Verge, Monacoin and Electroneum have also recently suffered similar attacks. Although there have been no reports of such activity on the Bitcoin network, certain mining pools may have exceeded the 50% threshold on the Bitcoin network in the past. The possible crossing of the 50% threshold indicates a greater risk that a single mining pool could exert authority over the validation of digital asset transactions, and this risk is heightened if over 50% of the processing power on the Bitcoin network falls within the jurisdiction of a single governmental authority. For example, it is believed that more than 50% of the processing power on the Bitcoin network is now or at one time was located in China. Because the Chinese government has subjected digital assets to heightened levels of scrutiny recently, forcing several digital asset trading venues to shut down, and has reportedly begun to place restrictions on mining activities, there is a risk that the Chinese government could also achieve control over more than 50% of the processing power on the Bitcoin network. To the extent that the Bitcoin ecosystem, including the core developers and the administrators of mining pools, does not act to ensure greater decentralization of mining processing power, the feasibility of a malicious actor obtaining control of the processing power on the Bitcoin network will increase, which may adversely affect the Fund’s bitcoin-related investments.
Moreover, certain hardware providers may create hardware that collectively has majority power and the manufacturer could potentially exert control itself. For example, it was discovered that the mining machines produced by Bitmain contained backdoor code that would allow Bitmain to remotely shut down the miningmachines. This vulnerability is colloquially referred to as the “Antbleed backdoor.” At worst, the Antbleed backdoor could have allowed Bitmain to shut off up to an estimated 70% of the global hash rate. Bitmain released an official response to the controversy claiming that the Antbleed backdoor had no malicious intent, and on April 28, 2017, the day following the discovery of the Antbleed backdoor, Bitmain released new source code and firmware upgrades for its mining hardware to remove the backdoor.
A malicious actor may also obtain control over the Bitcoin network through its influence over core or influential developers. For example, this could allow the malicious actor to stymie legitimate network development efforts or attempt to introduce malicious code to the network under the guise of a software improvement proposal by such a developer. To the extent that the Bitcoin ecosystem fails to attract a significant number of users, the possibility that a malicious actor may be able to obtain control of the processing power on the Bitcoin network in this manner will remain heightened.
Cancer nodes are computers that appear to be participating in the Bitcoin network, but that are not in fact connected to the network, which a malicious actor sets up to place users onto a separate network or disconnect them from the Bitcoin network. By using cancer nodes, a malicious actor can disconnect the target user from the bitcoin economy entirely by refusing to relay any blocks or transactions. Software programs have attempted to make these attacks more difficult by limiting the number of outbound connections through which users are able to connect to the Bitcoin network.
Separate from the cybersecurity risks of the Bitcoin protocol, entities that custody or facilitate the transfers or trading of bitcoin have been frequent and successful targets of cybersecurity attacks, leading to significant theft of bitcoin.

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If any of these exploitations or attacks occur, it could result in a loss of public confidence in bitcoin and a decline in the value of bitcoin and, as a result, adversely impact the Fund’s bitcoin-related investments.
Internet Disruption Risk. Bitcoin is dependent upon the internet. A significant disruption in internet connectivity could disrupt the Bitcoin network’s operations until the disruption is resolved and have an adverse effect on the price of bitcoin. In particular, some variants of digital assets have been subjected to a number of denial-of-service attacks, which have led to temporary delays in block creation and in the transfer of the digital assets. While in certain cases in response to an attack, an additional hard fork has been introduced to increase the cost of certain network functions, the relevant network has continued to be the subject of additional attacks. Moreover, it is possible that if bitcoin increases in value, it may become a bigger target for hackers and subject to more frequent hacking and denial-of-service attacks.
Bitcoin is also susceptible to border gateway protocol (“BGP”) hijacking. Such an attack can be a very effective way for an attacker to intercept traffic en route to a legitimate destination. BGP hijacking impacts the way different nodes and miners are connected to one another to isolate portions of them from the remainder of the network, which could lead to a risk of the network allowing double-spending and other security issues. If BGP hijacking occurs on the Bitcoin network, participants may lose faith in the security of bitcoin, which could adversely affect bitcoin’s value and consequently the Fund’s bitcoin-related investments.
Any future attacks that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and on the Fund’s bitcoin-related investments.
Bitcoin Regulatory Risk. As bitcoin and digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset exchange market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the bitcoin and/or the ability of the Fund to continue to operate.
FinCEN requires any administrator or exchanger of convertible digital assets to register with FinCEN as a money transmitter and comply with the anti-money laundering regulations applicable to money transmitters. In 2015, FinCEN assessed a $700,000 fine against a sponsor of a digital asset for violating several requirements of the Bank Secrecy Act by acting as a money services business and selling the digital asset without registering with FinCEN, and by failing to implement and maintain an adequate anti-money laundering program. In 2017, FinCEN assessed a $110 million fine against BTC-e, a now defunct digital asset exchange, for similar violations. The requirement that exchangers that do business in the U.S. register with FinCEN and comply with anti-money laundering regulations may increase the cost of buying and selling bitcoin and therefore may adversely affect the price of bitcoin and the Fund’s bitcoin-related investments. In a March 2018 letter from FinCEN’s assistant secretary for legislative affairs to U.S. Senator Ron Wyden, the assistant secretary indicated that under current law both the developers and the exchanges involved in the sale of tokens in an initial coin offering (“ICO”) may be required to register with FinCEN as money transmitters and comply with the anti-money laundering regulations applicable to money transmitters.
The Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (the “U.S. Treasury Department”) has added digital currency addresses to the list of Specially Designated Nationals whose assets are blocked, and with whom U.S. persons are generally prohibited from dealing. Such actions by OFAC, or by similar organizations in other jurisdictions, may introduce uncertainty in the market as to whether bitcoin that has been associated with such addresses in the past can be easily sold. This “tainted” bitcoin may trade at a substantial discount to untainted bitcoin. Reduced fungibility in the bitcoin markets may reduce the liquidity of bitcoin and therefore adversely affect their price.
In February 2020, then-U.S. Treasury Secretary Steven Mnuchin stated digital assets were a “crucial area” on which the U.S. Treasury Department has spent significant time. Secretary Mnuchin announced that the U.S. Treasury Department is preparing significant new regulations governing digital asset activities to address concerns regarding the potential use for facilitating money laundering and other illicit activities. In December 2020, FinCEN, a bureau within the U.S. Treasury Department, proposed a rule that would require financial institutions to submit reports, keep records, and verify the identity of customers for certain transactions to or from so-called “unhosted” wallets, also commonly referred to as self-hosted wallets. In January 2021, U.S. Treasury Secretary nominee Janet Yellen stated her belief that regulators should “look closely at how to encourage the use of digital assets for legitimate activities while curtailing their use for malign and illegal activities.”
Under regulations from the NYDFS, businesses involved in digital asset business activity for third parties in or involving New York, excluding merchants and consumers, must apply for a license, commonly known as a BitLicense, from the NYDFS and must comply with anti-money laundering, cyber security, consumer protection, and financial and reporting requirements, among others. As an alternative to a BitLicense, a firm can apply for a charter to become a limited purpose trust company under New York law qualified to engage in digital asset business activity. Other states have considered or approved digital asset business activity statutes or rules, passing, for example, regulations or guidance indicating that certain digital asset business activities constitute money transmission requiring licensure.
The inconsistency in applying money transmitting licensure requirements to certain businesses may make it more difficult for these businesses to provide services, which may affect consumer adoption of bitcoin and its price. In an attempt to address these issues, the Uniform Law Commission passed a model law in July 2017, the Uniform Regulation of Virtual Currency Businesses Act, which has many similarities to the BitLicense and features a multistate reciprocity licensure feature, wherein a business licensed in one state could apply for accelerated licensure procedures in other states. It is still unclear, however, how many states, if any, will adopt some or all of the model legislation.
The transparency of blockchains has in the past facilitated investigations by law enforcement agencies. However, certain privacy-enhancing features have been or are expected to be introduced to a number of digital asset networks, and these features may provide law enforcement agencies with less visibility into transaction histories. Although no regulatory action has been taken to treat privacy-enhancing digital assets differently, this may change in the future.

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In addition, a determination that bitcoin is a security under U.S. or foreign law could adversely affect the Fund’s bitcoin-related investments.
Future Regulatory Action Risk. Current and future legislation, SEC and CFTC rulemaking, and other regulatory developments may impact the manner in which bitcoin is treated for classification and clearing purposes. In particular, certain transactions in bitcoin may be deemed to be commodity interests under the U.S. Commodity Exchange Act (the “CEA”) or bitcoin may be classified by the SEC as a “security” under U.S. federal securities laws. Public statements by senior officials at the SEC, including a June 2018 speech by the director of the SEC’s Division of Corporation Finance, indicate that such officials do not believe that bitcoin is a security. Such statements are not official policy statements by the SEC and reflect only the speaker’s views, which are not binding on the SEC or any other agency or court. If bitcoin is determined to be a “security” under federal or state securities laws by the SEC or any other agency, or in a proceeding in a court of law or otherwise, it may have material adverse consequences for bitcoin as a digital asset. In the face of such developments, the required registrations and compliance steps may result in extraordinary, nonrecurring expenses to any pooled investment vehicles in which the Fund invests that invest in bitcoin. If the manager of such a pooled investment vehicle decides to terminate the vehicle in response to the changed regulatory circumstances, the pooled investment vehicle may be dissolved or liquidated at a time that is disadvantageous to the Fund.
The SEC has not asserted regulatory authority over bitcoin or trading or ownership of bitcoin and has not expressed the view that bitcoin should be classified or treated as a security for purposes of U.S. federal securities laws. In fact, senior members of the staff of the SEC have expressed the view that bitcoin is not a security under the federal securities laws. However, the SEC has commented on bitcoin and bitcoin-related market developments and has taken action against investment schemes involving bitcoin. For example, in a recent letter regarding the SEC’s review of proposed rule changes to list and trade shares of certain bitcoin-related investment vehicles on public markets, the SEC staff stated that it has significant investor protection concerns regarding the markets for digital assets, including the potential for market manipulation and fraud. In March 2018, it was reported that the SEC was examining as many as 100 investment funds with strategies focused on digital assets. The reported focus of the examinations is on the accuracy of risk disclosures to investors in these funds, digital asset pricing practices, and compliance with rules meant to prevent the theft of investor funds, as well as on information gathering so that the SEC can better understand new technologies and investment products. It has further been reported that some of these funds have received subpoenas from the SEC’s Enforcement Division. The SEC also recently determined that certain digital assets are securities under the U.S. securities laws. In these determinations, the SEC reasoned that the unregistered offer and sale of digital assets can, in certain circumstances, including ICOs, be considered an illegal public offering of securities. A significant amount of funding for digital asset startups has come from ICOs, and if ICOs are halted or face obstacles, or companies that rely on them face legal action or investigation, it could have a negative impact on the value of digital assets, including bitcoin. Finally, the SEC’s Division of Examinations stated that digital assets continued to be an examination priority for 2021. In particular, the Division of Examinations stated that it intended to focus its examination on whether investments in digital assets are in the best interests of investors, portfolio management and trading practices, safety of client funds and assets, pricing and valuation, effectiveness of compliance programs and internal controls, and supervision of employee outside business activities.
The CFTC has regulatory jurisdiction over the bitcoin futures markets. In addition, because the CFTC has determined that bitcoin is a “commodity” under the CEA and the rules thereunder, it has jurisdiction to prosecute fraud and manipulation in the cash, or spot, market for bitcoin. Beyond instances of fraud or manipulation, the CFTC generally does not oversee cash or spot market exchanges or transactions involving bitcoin that do not utilize collateral, leverage, or financing. The National Futures Association (“NFA”) is the self-regulatory agency for the U.S. futures industry, and as such has jurisdiction over bitcoin futures contracts. However, the NFA does not have regulatory oversight authority for the cash or spot market for bitcoin trading or transactions.
Bitcoin and other digital assets currently face an uncertain regulatory landscape in many foreign jurisdictions such as the European Union, China, the United Kingdom, Australia, Russia, Israel, Poland, India and Canada. Cybersecurity attacks by state actors, particularly for the purpose of evading international economic sanctions, are likely to attract additional regulatory scrutiny to the acquisition, ownership, sale and use of digital assets, including bitcoin. The effect of any existing regulation or future regulatory change on pooled investment vehicles in which the Fund invests, or on bitcoin itself, is impossible to predict, but such change could be substantial and adverse to the Fund’s bitcoin-related investments. Various foreign jurisdictions have adopted, and may continue to adopt in the near future, laws, regulations or directives that affect bitcoin, particularly with respect to bitcoin exchanges, trading venues and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in these jurisdictions as well as in the United States and elsewhere, or otherwise negatively affect the value of bitcoin and, in turn, the performance of the Fund’s bitcoin-related investments.
Bitcoin Tax Treatment Risk. Current U.S. Internal Revenue Service (“IRS”) guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of bitcoin as a medium of exchange, especially for a holder of bitcoin that has appreciated in value.
A number of states have issued their own guidance regarding the tax treatment of certain digital assets for state income or sales tax purposes. The New York State Department of Taxation and Finance (“NYSDTF”), for example, has issued guidance regarding the application of state tax law to virtual currency. The agency determined that New York State would follow IRS guidance with respect to the treatment of virtual currency for state income tax purposes. Furthermore, the NYSDTF concluded that virtual currency is a form of “intangible property,” meaning that transactions using virtual currency to purchase goods or services may be subject to state sales tax under barter transaction treatment. Where a state adopts a different treatment, such treatment may have negative consequences for investors in digital assets, including the potential imposition of a greater tax burden on investors in digital assets or the potential imposition of greater costs on the acquisition and disposition of digital assets. In either case, such different tax treatment may potentially have a negative effect on the price of bitcoin and on the Fund’s bitcoin-related investments.

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Intellectual Property Risk. Third parties may assert intellectual property claims relating to the holding and transfer of bitcoin and its source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect the Fund’s bitcoin-related investments. Additionally, a meritorious intellectual property claim could prevent end-users from accessing, holding, or transferring bitcoin, which could force the liquidation of the bitcoin holdings of any pooled investment vehicle in which the Fund invests. As a result, an intellectual property claim against large bitcoin participants could adversely affect the Fund’s bitcoin-related investments.
Bitcoin Trading Venues Operational Risk. Venues through which bitcoin trades are relatively new. Bitcoin trading venues are generally subject to different regulatory requirements than venues for trading more traditional assets, and may be subject to limited or no regulation, especially outside the U.S. Furthermore, many such trading venues, including exchanges and over-the-counter trading venues, do not provide the public with significant information regarding their ownership structure, management teams, corporate practices or regulatory compliance. Bitcoin trading venues may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend withdrawals entirely, rendering the exchange of bitcoin for fiat currency difficult or impossible. Participation in bitcoin trading on some venues requires users to take on credit risk by transferring digital assets from a personal account to a third party’s account, which could discourage trading on those venues.
Over the past several years, a number of bitcoin exchanges have been closed due to fraud, failure or security breaches. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their account balances in such exchanges. While smaller trading venues are less likely to have the infrastructure and capitalization that make larger trading venues more stable, larger trading venues are more likely to be appealing targets for hackers and “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information or gain access to private computer systems). In 2014, the largest bitcoin exchange at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, valued then at over $450 million.
In January 2015, Bitstamp announced that approximately 19,000 bitcoin had been stolen from its operational or “hot” wallets. In August 2016, it was reported that almost 120,000 bitcoin worth around $78 million were stolen from Bitfinex, a large bitcoin exchange. The value of bitcoin immediately decreased by more than 10% following reports of the theft at Bitfinex. In addition, in December 2017, Yapian, the operator of Seoul-based digital asset exchange Youbit, suspended digital asset trading and filed for bankruptcy following a hack that resulted in a loss of 17% of Yapian’s assets. Following the hack, Youbit users were allowed to withdraw approximately 75% of the digital assets in their exchange accounts, with any potential further distributions to be made following Yapian’s pending bankruptcy proceedings. In January 2018, Japan-based exchange Coincheck reported that over $500 million worth of the digital asset NEM had been lost due to hacking attacks, resulting in significant decreases in the prices of bitcoin, ether and other digital assets as the market grew increasingly concerned about the security of digital assets. Following South Korean-based exchange Coinrail’s announcement in early June 2018 about a hacking incident, the price of bitcoin and ether dropped more than 10%. In September 2018, Japan-based exchange Zaif announced that approximately $60 million worth of digital assets, including bitcoin, was stolen due to hacking activities.
Bitcoin trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers to the same extent that regulated securities exchanges or futures exchanges are required to do so.
Some academics and market observers have put forth evidence to support claims that manipulative trading activity has occurred on certain bitcoin exchanges. For example, in a 2017 paper titled “Price Manipulation in the Bitcoin Ecosystem” sponsored by the Interdisciplinary Cyber Research Center at Tel Aviv University, a group of researchers used publicly available trading data, as well as leaked transaction data from a 2014 Mt. Gox security breach, to identify and analyze the impact of “suspicious trading activity” on Mt. Gox between February and November 2013, which, according to the authors, caused the price of bitcoin to increase from around $150 to more than $1,000 over a two-month period. In August 2017, it was reported that a trader or group of traders nicknamed “Spoofy” was placing large orders on Bitfinex without actually executing them, presumably in order to influence other investors into buying or selling by creating a false appearance that greater demand existed in the market. In December 2017, an anonymous blogger (publishing under the pseudonym Bitfinex’d) cited publicly available trading data to support his or her claim that a trading bot nicknamed “Picasso” was pursuing a paint-the-tape-style manipulation strategy by buying and selling bitcoin and bitcoin cash between affiliated accounts in order to create the appearance of substantial trading activity and thereby influence the price of such assets.
Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.
Operational problems or failures by bitcoin trading venues and fluctuations in bitcoin prices may reduce confidence in these venues or in bitcoin generally, which could adversely affect the price of bitcoin and therefore adversely affect the Fund’s bitcoin-related investments.
Bitcoin Fund Approval Risk. There have been a growing number of attempts to list on national securities exchanges the shares of funds that hold bitcoin or that have exposure to bitcoin through derivatives. These investment vehicles attempt to provide institutional and retail investors exposure to markets for digital assets including bitcoin and related products. The SEC has repeatedly denied such requests of funds that have attempted to list their shares on exchanges. On January 18, 2018, the SEC’s Division of Investment Management outlined several questions that sponsors would be expected to address before it would consider granting approval for funds holding “substantial amounts” of digital assets or “cryptocurrency-related products.” The questions, which focus on specific requirements of the 1940 Act, generally fall into one of five key areas: valuation, liquidity, custody, arbitrage and potential manipulation. If sponsors of these funds are eventually successful in listing such products, exchange-listed digital asset fund shares would create more opportunities for institutional and retail investors to invest in bitcoin. Alternatively, if exchange-listed digital asset funds continue to be denied SEC approval, increased investment interest by

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institutional or retail investors could fail to materialize, which could reduce the demand for bitcoin and therefore adversely affect the Fund’s bitcoin-related investments.
Political or Economic Crisis Risk. As an alternative to fiat currencies that are backed by central governments, bitcoin is subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of bitcoin, either globally or locally. Large-scale sales of bitcoin would result in a reduction in its price and adversely affect the Fund’s bitcoin-related investments.
Large Scale Bitcoin Sale Risk. There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin that is owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has been created to date. There are no regulations in place that would prevent a large holder of bitcoin from selling bitcoin it holds. To the extent such large holders of bitcoin engage in large-scale sales or distributions, either on nonmarket terms or in the ordinary course, it could result in a reduction in the price of bitcoin and adversely affect an investment in the Fund. For example, in March 2018, it was reported that the trustee overseeing the bankruptcy of the Mt. Gox exchange had sold roughly $400 million worth of bitcoin and bitcoin cash belonging to the Mt. Gox bankruptcy estate. While the trustee has publicly stated that the sale was conducted in a manner that would avoid affecting the market price, others have speculated that corresponding reductions in the trading price of bitcoin were a result of these large sales. A significant quantity of bitcoin and bitcoin cash remain in the Mt. Gox bankruptcy estate, and the process for selling the estate’s remaining bitcoin and bitcoin cash has not yet been determined. Further large-scale sales or distributions, either by the Mt. Gox bankruptcy estate or other entities with substantial holdings, could result in selling pressure that may reduce the price of bitcoin and adversely affect the Fund’s bitcoin-related investments.

Additional Risks
Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, commodities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to total return, index, interest rate, and credit default swap agreements, and structured notes. The Fund will use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. A loss may be sustained as a result of the failure of a counterparty to make required payments or otherwise comply with a contract’s terms.
The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may enter into swap agreements with a limited number of counterparties, and as of the date of this prospectus, UBS was the only available counterparty with which the Fund may enter into such swap agreements on the CMCI. The Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties. The Fund’s use of one or a limited number of counterparties and its investments in commodity-linked structured notes issued by only a limited number of issuers increases the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.
Debt Securities Risk. Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.
Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Debt securities with longer durations have higher risk and volatility. Changes in government policies, such as raising the federal funds rate and/or further tapering “quantitative easing” measures, may increase interest rates which are currently at or near historic lows. These policy changes, along with changing market conditions, may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.
Certain financial instruments in which the Fund may invest may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and certain other Reference Rates, and the nature of any replacement rate, the potential effect of a transition away from LIBOR and certain other Reference Rates could, among other negative consequently adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest; require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked

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investments products; lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or cause the Fund to incur additional costs in relation to any of the above factors.
Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, commodity, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may also increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
Futures Contracts. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
[Options. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.
Swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified reference asset or index and agreed upon notional amount. The specified reference asset or index may include currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).]
Investing in Other Investment Companies Risk. The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investments in money market funds are not subject to this limitation.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The value of certain of the Fund’s investments, including bitcoin-related investments, is subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in

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value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Non-Diversification Risk. A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of the value of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and not to hold more than 10% of the outstanding voting securities of a single issuer. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational Risk. An investment in the Fund involves “operational risk”-the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

3. ADDITIONAL INVESTMENT STRATEGIES

ADDITIONAL REGULATORY CONSIDERATIONS
The Adviser is registered as a "commodity pool operator" ("CPO") under the U.S. Commodity Exchange Act of 1936, as amended ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and is subject to CFTC regulation with respect to the Fund and the Subsidiary. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting applicable to the Adviser as the Fund's CPO, the Adviser's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund and the Subsidiary, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a "commodity trading advisor" ("CTA"), but relies on an exemption with respect to the Fund and the Subsidiary from CTA regulations available for a CTA that also serves as the Fund's and the Subsidiary's CPO. The CFTC has neither reviewed nor approved the Fund or the Subsidiary, their investment strategies, or this prospectus.
INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES
The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non- convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

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The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. SHAREHOLDER INFORMATION
1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES
The Fund offers Class A, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.
Through a Financial Intermediary
Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your financial intermediary for details.
Through the Transfer Agent, DST Systems, Inc., an SS&C Company (DST)
You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.
The Funds’ mailing address at DST is:
VanEck Funds
P.O. Box 218407
Kansas City, MO 64121-8407
For overnight delivery:
VanEck Funds
430 W 7th St., Suite 218407
Kansas City, MO 64105-1407
Non-resident aliens cannot make a direct investment to establish a new account in the Funds, but may invest through their broker or agent.
To telephone the Funds at DST, call VanEck Account Assistance at 800-544-4653.
Purchase by Mail
To make an initial purchase, complete the VanEck Account Application and mail it with your check made payable to VanEck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for VanEck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.
Telephone Redemption-Proceeds by Check 800-544-4653
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including VanEck sponsored retirement plans.
Expedited Redemption-Proceeds by Wire 800-544-4653
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Funds reserve the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.
Written Redemption
Your written redemption (sale) request must include:
■    Fund and account number.
■    Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”
■    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.
■    Special instructions, including bank wire information or special payee or address.
A signature guarantee for each account holder will be required if:
■    The redemption is for $50,000 or more.

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■    The redemption amount is wired.
■    The redemption amount is paid to someone other than the registered owner.
■    The redemption amount is sent to an address other than the address of record.
■    The address of record has been changed within the past 30 days.
Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.
Telephone Exchange 800-544-4653
If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than VanEck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.
Written Exchange
Written requests for exchange must include:
■    The fund and account number to be exchanged out of.
■    The fund to be exchanged into.
■    Directions to exchange “all shares” or a specific number of shares or dollar amount.
■    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.
For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”
Certificates
Certificates are not issued for new or existing shares.
Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.
Redemption Liquidity
The Fund expects to make redemption payments to the shareholder, or shareholder’s financial intermediary, within 1 to 2 business days following the Fund’s receipt of the redemption transaction from the shareholder, or shareholder’s financial intermediary. The financial intermediary acts on behalf of the shareholder and is responsible for transmitting redemption proceeds to the shareholder. Payment of redemption proceeds by the Fund may take longer than the time the Fund typically expects and may take up to 7 days as permitted by the 1940 Act.
Typically, redemption payments of Fund shares will be made in U.S. dollars. The Fund generally expects to satisfy redemption requests from available cash holdings and sale of portfolio securities. On a less regular basis, the Fund also may draw on a bank line of credit to meet redemption requests. In stressed market conditions or for a particularly large redemption, the Fund also reserves the right to meet redemption requests through a “redemption in kind” as described below.
Redemption in Kind
The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). Redemptions in kind are not routinely used by the Fund. The Fund may, however, use redemptions in kind during particularly stressed market conditions or to manage the impact of a large redemption on the Fund. In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to the redeeming shareholder subject to certain loss limitation rules.
Redemptions Initiated by a Fund
The Fund reserves the right to redeem your shares in the Fund if the Fund’s Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For additional information, please see “Additional Purchase and Redemption Information-Redemptions Initiated by a Fund” in the SAI.

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LIMITS AND RESTRICTIONS
Frequent Trading Policy
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.
The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.
With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.
For further details, contact Account Assistance.
Unauthorized Telephone Requests
Like most financial organizations, VanEck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.
If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. VanEck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.
AUTOMATIC SERVICES
Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.
Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.
Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. For further details and to request an Application, contact Account Assistance.
MINIMUM PURCHASE
Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

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For Class A and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.
For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with VanEck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of VanEck Funds and VanEck VIP Trust and each officer, director and employee of VanEck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”
ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $1,000 for Class A and Class Y shares and below $500,000 for Class I shares after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.
HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which a Fund might reasonably expect to receive for the security or asset upon its current sale.
The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for five consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant

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movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold.
Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
2. HOW TO CHOOSE A CLASS OF SHARES
The Fund offers three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A shares are offered to the general public and differ in terms of sales charges and ongoing expenses. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with VanEck. The Funds reserve the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with VanEck. For additional information, please contact your financial intermediary.
Financial intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.
■    CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.
■    CLASS I Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of a Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; persons purchasing through certain financial intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with VanEck and makes Class I shares available to the client’s program or plan.
■    CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with VanEck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.
Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of the Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. Shareholders no longer participating in a fee-based program may be subject to conversion of their current class of shares by their financial intermediary to another class of shares of the Fund having expenses that may be higher than the expenses of their current class of shares. The timing and implementation of such conversions are at the discretion of the shareholder’s financial intermediary. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully the Fund’s share class expenses and applicable sales charges and

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fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or VanEck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.
3. SALES CHARGES
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (NAV) of the shares plus an initial sales charge. A sales charge means that a portion of your initial investment goes toward the sales charge and is not invested. The initial sales charge varies depending upon the size of your purchase, as set forth below, and a percentage is paid to the financial intermediary who sells your Class A shares. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class I and Class Y do not have an initial sales charge. Class A does charge a contingent deferred sales charge as set forth below. For additional information, please contact your financial intermediary.
Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this prospectus). Such intermediary-specific sales charge discounts and waivers may not be available to purchasers whose accounts are not held at and traded by their intermediary.
In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.

Class A Shares Sales Charges
	Sales Charge as a Percentage of
Dollar Amount of Purchase	Offering Price	Net Amount Invested	Percentage to Brokers or Agents[1]
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

1    Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.
2    The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.
CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES
Class A shares purchased at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares of another VanEck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges-Reduced or Waived Sales Charges” below.

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REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or VanEck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the VanEck Funds may be combined for a reduced sales charge in Class A shares only.
In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or VanEck, as applicable), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums and of any facts qualifying the purchaser for sales charge discounts or waivers.
The Funds make available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.
FOR CLASS A SHARES
Right of Accumulation
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.
Your purchases eligible for Right of Accumulation reduced sales charge (i.e. breakpoint discount) include Class A shares purchased for individual accounts registered in the name of:
■    You, individually;
■    Your “family member,” defined as your spouse (by marriage or by common law marriage/civil union as recognized by applicable state or federal law) and your children/step-children if under the age of 21;
■    You, when you own shares jointly with another individual(s) who is a non-family member;
■    You or a family member acting as the trustee, custodian, or other acting fiduciary title for a single trust, estate, or fiduciary account;
■    Your sole ownership business or the sole ownership business of a family member on which you or a family member are the authorized signer;
■    Trust Grantor (a trust established by you or a family member who is acting as the grantor of the trust);
■    Trust Beneficiary (a trust established by you or a family member who is the beneficial owner of the trust);
■    A single corporation or partnership.
Combined Purchases
The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level for which you qualify.
Letter of Intent
If you plan to make purchases of the Fund that are eligible for a right of accumulation discount, as described above, within a 13 month period in Class A shares that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. The amount of a purchase not originally made pursuant to the LOI may be included under a backdated LOI executed within 90 days of such purchase (“accumulation credit”) to fulfill the LOI. For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Funds pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. For further details, see the Application and the SAI.
Persons Affiliated with VanEck
Trustees, officers, and full-time employees (and their families) of the Funds, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with VanEck, and other affiliates and agents, may buy without a sales charge.
Load-waived Programs Through Financial Intermediaries
Financial intermediaries may offer shares without a sales charge if they: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with VanEck to offer Class A shares at net asset value through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients.

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Institutional Retirement Programs
Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with VanEck to offer Class A shares at net asset value may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans.
Reinstatement Privilege
You have the right, once a year, to reinvest (“buy back”) proceeds of a redemption from Class A shares of the Fund into that Fund or Class A shares of another fund of the VanEck Funds within 60 days without a sales charge. If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.
FOR CLASS I and CLASS Y SHARES
No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are no-load share classes.
PLAN OF DISTRIBUTION (12b-1 PLAN)
Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended [December 31, 2020] for all VanEck Funds, approximately 92% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining [8%] was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on- going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12b-1 Plan)” in the SAI.

VanEck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer
Bitcoin Strategy Fund	[0.25%]	[0.25%]

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES
If more than one member of your household is a shareholder of any of the funds in the VanEck Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.
5. RETIREMENT PLANS
Fund shares may be invested in tax-advantaged retirement plans sponsored by VanEck or other financial organizations. Retirement plans sponsored by VanEck use UMB Bank n.a. as custodian and must receive investments directly by check or wire using the appropriate VanEck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on VanEck retirement plans, contact your broker or agent or Account Assistance.
Retirement Plans Sponsored by VanEck:
Traditional IRA
Roth IRA
SEP IRA
6. FEDERAL INCOME TAXES
TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.
For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Fund distributions of short-term capital gains are taxed as ordinary income. Fund distributions of long-term capital gains are taxed at long-term capital gain rates no matter how long you have owned your fund shares. Certain income dividends are treated as qualified dividend income, taxable at long-term capital gain rates provided certain holding period requirements are met. Tax laws and regulations are subject to change.

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At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.
COST BASIS REPORTING
As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for IRS Tax Form 1099-B tax reporting by VanEck Funds for which tax basis information is available (“covered shares”), the VanEck Funds will provide cost basis information to you and the IRS for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.
The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using VanEck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the VanEck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the VanEck Funds before you redeem covered shares. The VanEck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The VanEck Funds cannot and do not provide any advice, including tax advice.
To obtain VanEck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the VanEck Funds, please go to our website at vaneck.com or call VanEck Account Services at 800-544-4653.
BACKUP WITHHOLDING
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
STATE AND LOCAL TAXES
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
NON-RESIDENT ALIENS
Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds are required to withhold a 30% federal tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures

32

with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Fund makes distributions of all of its net investment income to shareholders as dividends annually. The Fund makes distributions of any net capital gains, at least annually, in December. See your tax adviser for details. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distributions Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains
Bitcoin Strategy Fund	[December]	[December]

Dividends and Capital Gains Distributions Reinvestment Plan
Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.
Divmove
You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another VanEck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

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8. MANAGEMENT OF THE FUNDS AND SERVICE PROVIDERS
INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISER
Van Eck Absolute Return Advisers Corporation (the “Adviser”) is a wholly owned subsidiary of Van Eck Associates Corporation (“VEAC”) and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the Commodity Futures Trading Commission as a Commodity Pool Operator and Commodity Trading Adviser under the Commodity Exchange Act of 1936, as amended; provided, however that with respect to the Fund and the Subsidiary, the Adviser relies on certain exemptions from many of the requirements that would otherwise be applicable to it as a registered Commodity Pool Operator and Commodity Trading Advisor, as described above under “Additional Information about Principal Investment Strategies and Risks--Regulatory Risk.” The Adviser also acts as adviser to other pooled investment vehicles.
VEAC owns 100% of the voting stock of the Adviser. Jan F. van Eck and members of his family own 100% of the voting stock of VEAC. As of December 31, 2020, the Adviser’s assets under management were approximately $852.19 million.
Fees paid to the Adviser: The Fund pays the Adviser a monthly fee at the annual rate of [ ]% of average daily net assets of the Fund.
The Adviser has agreed to reduce its advisory fee by the amount paid to the Adviser by the Subsidiary and waive fees and/or pay expenses for the Fund and Subsidiary to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses of the Fund and Subsidiary) from exceeding [ ]% for Class A, [ ]% for Class I, and [ ]% for Class Y of the Fund’s average daily net assets per year until [ ]. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
The Adviser also has agreed to waive fees and/or pay expenses for each Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.
A discussion regarding the basis for the Board’s approval of the Funds’ advisory agreements will be available in the Fund’s semi- annual report to shareholders for the period ended [ ].

PORTFOLIO MANAGERS
Portfolio Managers.
Gregory F. Krenzer, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Gregory F. Krenzer, CFA. Mr. Krenzer is Portfolio Manager of the Fund. He has been with VEAC since 1994 and has over 25 years of experience in the international and financial markets.
[ ]
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the Trust, the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.
THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the funds attributable to a particular

35

intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Funds’ shares may also act as a broker or dealer in connection with execution of transactions for the Funds’ portfolios. The Funds and the Adviser have adopted procedures to ensure that the sales of the Funds’ shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of any Funds, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.
THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

THE TRANSFER AGENT
DST Systems, Inc., an SS&C Company
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[ ]
COUNSEL
Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

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IV. FINANCIAL HIGHLIGHTS
The financial highlights tables that follow are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [ ], the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Because the Fund’s shares commenced operations as of the date of this Prospectus, no financial highlights are provided for the Fund.

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APPENDIX A
VANECK FUNDS
APPENDIX A: INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS
Dated [ ]
BITCOIN STRATEGY FUND
CLASS A: [ ] / CLASS I: [ ] / CLASS Y: [ ]

This Appendix A is not a prospectus. It should be read in conjunction with the prospectus dated [ ] (the “Prospectus”) for VanEck Funds (the “Trust”), relating to the Fund, as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Fund, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The information disclosed in this Appendix A is part of, and incorporated in, the Prospectus. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. For the avoidance of doubt, for purposes of this Appendix A, references to a CDSC below also include the contingent deferred redemption charge (“CDRC”) as defined in the Prospectus.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In addition, please see the section of the Prospectus entitled “Shareholder Information-Sales Charges” for more information on sales charges and waivers available for different classes. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.
A.Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in these Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliate investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

38

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
B.Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in these Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

C.Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in these Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

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APPENDIX A (continued)

CDSC Waivers on Classes A, B and C shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and letters of intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

D.Shareholders purchasing Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in these Funds' Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

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Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Breakpoints as described in the fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."

E. Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in these Funds' Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchased from the proceeds of redemptions from another VanEck Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus.
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of VanEck Fund assets held by accounts within the purchaser’s household at Baird. Eligible VanEck Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of VanEck Fund shares through Baird, over a 13-month period of time.

F. Shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waiver on Class A Shares available at Stifel
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

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For more detailed information, see the SAI, which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund's annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
▪Call VanEck at 800.826.1115, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Funds.
▪Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at
http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
▪For more information about the different sales load variations imposed by financial intermediaries, see Appendix A, “Intermediary Sales Charge Discounts and Waivers,” which is incorporated herein by reference and is legally a part of this prospectus.

Transfer Agent: DST Systems Inc., an SS&C Company P.O. Box 218407 Kansas City, Missouri 64121-8407 SEC Registration Number: 811-04297	800.826.2333 vaneck.com
VEFPRO

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
Subject to Completion
Preliminary Statement of Additional Information dated June 21, 2021.
VANECK FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Dated [ ], 2021

BITCOIN STRATEGY FUND
CLASS A: [ ] / CLASS I: [ ] / CLASS Y: [ ]

    This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated [ ] (the “Prospectus”) for VanEck Funds (the “Trust”), relating to the Bitcoin Strategy Fund ( the “Fund”), as it may be revised from time to time. A copy of the Prospectus, relating to the Fund, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll-free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The Trust’s and the Distributor’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

i

STATEMENT OF ADDITIONAL INFORMATION
[ ]
GENERAL INFORMATION
The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. On May 1, 2016, Van Eck Funds changed its name to VanEck Funds. The Trust’s series which are currently being offered are the following: Emerging Markets Bond Fund, which offers Class A, Class I and Class Y shares; Emerging Markets Fund, which offers Class A, Class C, Class I, Class Y and Class Z shares; Global Resources Fund (formerly, known as Global Hard Assets Fund) and International Investors Gold Fund, each of which offers Class A, Class C, Class I and Class Y shares; Bitcoin Strategy Fund, Environmental Sustainability Fund, CM Commodity Index Fund, and VanEck NDR Managed Allocation Fund, each of which offers Class A, Class I and Class Y shares; and VanEck Morningstar Wide Moat Fund which offers Class I and Class Z shares. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Van Eck Absolute Return Advisers Corporation (“VEARA” or the “Adviser”) serves as investment adviser to the Fund.
INVESTMENT POLICIES AND RISKS
The Fund pursues its investment strategy primarily by investing in bitcoin futures contracts and in pooled investment vehicles that invest directly or indirectly in bitcoin. The Fund will invest in certain bitcoin futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may also invest in pooled investment vehicles and exchange-traded products that provide exposure to bitcoin through the Subsidiary. The Subsidiary is a limited company operating under Cayman Islands law. In addition, the Fund expects to have significant holdings of cash, U.S. government securities, mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities, “Agency MBS”), municipal debt securities, money market funds and investment grade securities issued by foreign governments, supranational entities and, to a lesser extent, corporations (the “Cash and Fixed Income Investments”). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s futures contracts and to support the Fund’s use of leverage. The Fund does not invest in bitcoin or other digital assets directly.
The following is additional information regarding the investment policies and strategies used by the Fund in attempting to achieve its objective, and should be read with the sections of the Fund’s Prospectus titled “Summary Information - Principal Investment Strategies”, “Summary Information - Principal Risks” and “Investment Objective, Strategies, Policies, Risks and Other Information”. The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase. When taking a temporary defensive position, the Fund may invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities, which may include, but not be limited to, shares of other mutual funds, U.S. Treasury bills, commercial paper or repurchase agreements. The Fund may not achieve its investment objective while it is investing defensively.
TYPES OF INVESTMENTS
Cayman Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest in Futures Instruments as described under "Futures Instruments" below. Only the Subsidiary, not the Fund, may invest in commodities. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.
The Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Subsidiary is wholly-owned and controlled by the Fund and is advised by the Adviser. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. The Adviser receives no additional compensation for managing the assets of the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.
Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent the Fund and/or the Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.
Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objective. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and to preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association (“FNMA”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4) The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.
(7) The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.
Futures Instruments. The Fund may purchase and sell Futures Instruments, including exchange-listed bitcoin futures contracts. The Fund and the Subsidiary may use Futures Instruments for hedging and non-hedging purposes. Only the Subsidiary may hold futures contracts on commodities.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's and the Subsidiary’s open positions in futures contracts. A margin deposit is intended to ensure the Fund's or the Subsidiary’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund or the Subsidiary. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.
Because of the low margin deposits required, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Subsidiary invests in commodity futures contracts, the assets of the Fund and the Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
[The Fund’s investments in futures contracts and reverse repurchase agreements will be treated as “derivatives” under Rule 18f-4 (“Rule 18f-4”) under the 1940 Act. Rule 18f-4 regulates the use of derivative instruments and certain related transactions by mutual funds. Pursuant to Rule 18f-4, the Fund has adopted and implemented a derivatives risk management program to govern its use of derivatives, and the Fund’s derivatives exposure (including its use of futures contracts and reverse repurchase agreements) is limited through a value-at-risk (“VaR”) test. Very generally, VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level. Rule 18f-4 may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.]

Regulatory Aspects of Investments in Futures. The Adviser is registered as a "commodity pool operator" ("CPO") under the U.S. Commodity Exchange Act of 1936, as amended ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and is subject to CFTC regulation with respect to the Fund and the Subsidiary. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting applicable to the Adviser as the Fund's CPO, the Adviser's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund and the Subsidiary, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a "commodity trading advisor" ("CTA"), but relies on an exemption with respect to the Fund and the Subsidiary from CTA regulations available for a CTA that also serves as the Fund's and the Subsidiary's CPO. The CFTC has neither reviewed nor approved the Fund or the Subsidiary, their investment strategies, or this SAI.
Federal Income Tax Treatment of Exchange-Listed Commodity Futures, Currency Futures, Equity Index Futures and Investments in the Subsidiary. The Subsidiary’s transactions in exchange-listed commodity futures contracts, currency futures and equity index futures will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”) that, among other things, may affect the character of gains and losses realized by the Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Subsidiary and may defer Subsidiary losses. Because the Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the Fund must recognize. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Subsidiary and the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.
The Fund intends to treat any income it may derive from Futures Instruments received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to “regulated investment companies” (“RICs”). The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the

Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other registered investment companies, including ETFs. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.
The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and other pooled vehicles.
An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund's own operations.

BORROWING; LEVERAGE
Borrowing to invest more is called “leverage.” The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third of its net assets as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts the Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.
COMMERCIAL PAPER

The Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates which may entail the risk of loss of principal. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund purchases such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.
The Fund may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.
COMMODITIES AND COMMODITY-LINKED DERIVATIVES
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.
Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.
CREDIT
Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter (“OTC”) contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities. The Fund may enter into financial transactions that involve a limited number of counterparties, which may increase the Fund’s exposure to credit risk. The Fund does not specifically limit its credit risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
DEBT SECURITIES
The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a global resource if linked to the value of a global resource. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. Investment grade means a rating of Baa3 or better by Moody’s or BBB- or better by S&P, or of comparable quality in the judgment of the Fund’s Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases.

Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.
New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.
The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

FLOATING RATE LIBOR RISK
Certain financial instruments in which the Fund invests may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Fund may invest cannot yet be determined.
On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. More recently, on November 30, 2020 the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it had commenced a consultation to determine whether to cease publication of one week and two-month USD LIBOR settings at the end of December 2021 but extend publication of the remaining USD LIBOR settings (overnight and one, three, six and 12 month USD LIBOR) to the end of June 2023. There were concurrent announcements by the United Kingdom’s Financial Conduct Authority, the U.S. bank regulators, the Federal Reserve Board and the Alternative Reference Rates Committee (“ARRC”) supporting the actions announced by IBA and, among other things, encouraging banks to stop entering into new LIBOR-based contracts by the end of 2021. IBA will make separate announcements following the outcome of the consultations. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of ARRC, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates ("Alternative Reference Rates") for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.
The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by the Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:
• Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest;

• Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;
• Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or
• Cause the Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect the Fund’s performance or NAV.

MARKET
The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
FUTURE DEVELOPMENTS
The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.
ILLIQUID INVESTMENTS
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For purposes of the above 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder.
INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and exchange-traded funds (“ETFs”), subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “VanEck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single VanEck Investment Company.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
REGULATORY
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the CM Commodity Index Fund and the International Investors Gold Fund to achieve their investment objective and could increase the operating expenses of each of these Funds or the wholly owned subsidiary of the International Investors Gold Fund (the “Gold Subsidiary”) or the CMCI Subsidiary. For example, in 2012, the CFTC adopted amendments to its rules that affect the ability of certain investment advisers to registered investment companies and other entities to rely on previously available exclusions or exemptions from registration under the CEA and regulations thereunder. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures, options on commodity futures, structured notes or swap transactions by investment companies, which could result in the inability of the International Investors Gold Fund or the CM Commodity Index Fund to achieve its investment objective through its current strategies.

Specifically, these amendments, which became effective on January 1, 2013, require an investment adviser of a registered investment company to register with the CFTC as a “commodity pool operator” (“CPO”) if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests.

The staff of the CFTC issued temporary no-action relief (the “No-Action Relief”) from CPO registration to operators of funds-of-funds that cannot reasonably know whether indirect exposure to commodity interests would prevent them from qualifying for an exemption from registration as a CPO. The No-Action relief provides operators of funds-of-funds with relief from CPO registration until the later of June 30, 2013, or six months after the CFTC issues revised guidance on the application of the CFTC’s trading restrictions to funds-of-funds. In reliance on the No-Action Relief, VEAC has claimed a temporary exemption from registration as a CPO in relation to VanEck NDR Managed Allocation Fund. To the extent the VanEck NDR
Managed Allocation Fund and VEAC are required to comply with applicable CFTC disclosure, reporting and recordkeeping regulations, compliance with such regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return.

The Adviser is registered as a "commodity pool operator" ("CPO") under the U.S. Commodity Exchange Act of 1936, as amended ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and is subject to CFTC regulation with respect to the Fund and the Subsidiary. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting applicable to the Adviser as the Fund's CPO, the Adviser's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund and the Subsidiary, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a "commodity trading advisor" ("CTA"), but relies on an exemption with respect to the Fund and the Subsidiary from CTA regulations available for a CTA that also serves as the Fund's and the Subsidiary's CPO. The CFTC has neither reviewed nor approved the Fund or the Subsidiary, their investment strategies, or this SAI

As a result of the Fund’s current investment strategies, the Fund and the Subsidiary are each a “commodity pool” and VEARA, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to the CM Commodity Index Fund and the CMCI Subsidiary. Accordingly, CM Commodity Index Fund and VEARA are subject to dual regulation by the CFTC and the SEC. In August 2013, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. Pursuant to the CFTC harmonization regulations, CM Commodity Index Fund and VEARA may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem CM Commodity Index Fund or VEARA in violation of an applicable CFTC regulation if CMCI Commodity Index Fund or VEARA failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. CM Commodity Index Fund and VEARA will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase CM Commodity Index Fund’s expenses, adversely affecting the Fund’s total return. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of the CM Commodity Index Fund to achieve its investment objective through its current strategies.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.
The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. In addition, reverse repurchase agreements may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create and interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss.
RULE 144A AND SECTION 4(a)(2) SECURITIES
The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or which are otherwise not readily marketable.
Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resale of certain securities to qualified institutional buyers.
The Adviser will monitor the liquidity determinations of restricted securities in the Fund’s holdings pursuant to Rule 22e-4. The determination of whether a Rule 144A security is liquid or illiquid will take into account relevant market, trading, and investment-specific considerations consistent with applicable SEC guidance. Additional factors that may be considered include: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).
In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the 1933 Act. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.
Securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued in reliance on the Section 4(a)(2) exemption under the 1940 Act may be determined to be liquid in accordance with Rule 22e-4 for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid investments. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
SECURITIES LENDING
The Fund may lend securities to approved borrowers, including affiliates of the Fund’s securities lending agent, State Street Bank and Trust Company (“State Street”). Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105%

for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Fund. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Fund. The Fund maintains the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
U.S. GOVERNMENT AND RELATED OBLIGATIONS
U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. government. U.S. government and related obligations may be structured as fixed-, variable- or floating-rate obligations.
While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:
The Fund may not:
1. Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.
2.Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.
3.Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
4.Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.
5.Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
6.Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
For purposes of Restriction 1, the 1940 Act generally permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
For purposes of Restriction 4, "senior securities" are generally Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act generally prohibits the Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund's total assets from banks. The Fund also may borrow an amount equal to up to 5% of the Fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.
For the purposes of Restriction 7, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be “interest rate-sensitive,” investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions. Similarly, each foreign government issuing securities (together with its agencies and instrumentalities) will be treated as a separate industry. Also, for the purposes of Restriction 7, investment companies are not considered to be part of an industry. To the extent the Fund invests its assets in underlying investment companies, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.
PORTFOLIO HOLDINGS DISCLOSURE
The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.
These policies and procedures apply to employees of the Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings. These policies and procedures are made available to each service provider.
The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio-related information:
Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.
Disclosure to Investors. Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. The Fund may also publish a detailed list of the securities held by the Fund as of each month-end, which is generally posted to the website within 10 business days after the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
Best Interest of the Fund: Information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund’s Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.
Conflicts of Interest: Should a conflict of interest arise between the Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

Equality of Dissemination: Shareholders of the same Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to the Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.
Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for the Fund to selectively disclose the Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.
Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.
Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.
Source of Portfolio-Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.
The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed.

There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.
The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.
Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.
INVESTMENT ADVISORY SERVICES
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information – Management of the Fund.”
Van Eck Absolute Return Advisers Corporation (“VEARA”) acts as investment manager to the Fund and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. VEARA is a private company with headquarters in New York and acts as adviser to other pooled investment vehicles. VEARA is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and a CTA under the CEA.
VEARA serves as investment manager to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The advisory fee paid pursuant to the Advisory Agreement is computed daily and paid monthly by the Fund to the Adviser at the following annual rate: the Fund pays VEARA a fee at the annual rate of [ ]% of the Fund’s average daily net assets, which includes the fee paid to VEARA for accounting and administrative services. Each class of the Fund’s shares pays its proportionate share of the Fund’s fee.
Under the Advisory Agreement, VEARA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. VEARA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser has agreed to reduce its advisory fee by the amount paid to the Adviser by the Subsidiary and waive fees and/or pay expenses for the Fund and

Subsidiary to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses of the Fund and Subsidiary) from exceeding [ ]% for Class A, [ ]% for Class I, and [ ]% for Class Y of the Fund’s average daily net assets per year until [ ]. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
The Advisory Agreement provides that it shall continue in effect from year to year as long as it is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR
Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 666 Third Avenue, New York, New York, 10017, a wholly owned subsidiary of VEAC and an affiliate of VEARA. The Board has approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund.
The Trust has authorized one or more intermediaries (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.
The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.
Because the Fund has not commenced operations, the Distributor has not retained any underwriting commissions on sales of shares of the Fund, after reallowances to dealers.
PLAN OF DISTRIBUTION (12B-1 PLAN)
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (collectively, the “Plan”) on behalf of its Class A which provides for the compensation of brokers and dealers who sell shares of the Fund and/or provide servicing. The Plan is a compensation-type plan. Pursuant to the Plan, the Distributor provides the Fund at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Board reviews such reports on a quarterly basis.
The Plan is reapproved annually for the Fund’s Class A shares by the Board, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.
The Plan shall continue in effect as to the Fund’s Class A shares, provided such continuance is approved annually by a vote of the Board in accordance with the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Class A shareholders of the Fund, and all material amendments to the Plan must also be approved by the Board in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund’s Class A shares on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Board has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the 1940 Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plan, see the Prospectus.
ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS
The Fund may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Fund’s transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Fund’s transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectus.

PORTFOLIO MANAGER COMPENSATION
The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.
The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio managers do not believe that their activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.
PORTFOLIO MANAGER SHARE OWNERSHIP
As of the date of this SAI, the Fund’s portfolio managers did not own any shares of the Fund.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following table provides the number of other accounts managed (excluding the Fund) and the total assets managed of such accounts by the Fund’s portfolio manager and deputy portfolio manager within each category of accounts, as of [ ].

SECURITIES LENDING ARRANGEMENTS
The Board has approved the Fund’s participation in a securities lending program. Under the securities lending program, State Street Bank and Trust Company serves as the securities lending agent for the Fund. For the fiscal year ended [ ], the Fund did not participate in securities lending.

PORTFOLIO TRANSACTIONS AND BROKERAGE
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected.
The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser’s affiliates. The Board periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Board also reviews the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.
The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.
Due to the potentially high rate of turnover, the Fund may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of the Fund may vary greatly from year to year.

TRUSTEES AND OFFICERS
LEADERSHIP STRUCTURE AND THE BOARD
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to serve as the investment adviser for the Fund and is responsible for overseeing the provision of services by Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, five of whom are Independent Trustees. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Independent Trustee attended at least 75% of the total number of meetings of the Board in the year ending [ ]. As discussed in further detail below, the Board has established three (3) standing committees to assist the Board in performing its oversight responsibilities.
The Board believes that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the funds in the Fund Complex, including factors such as the number of funds that comprise the Trust, the variety of asset classes in which those funds invest, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. In connection with its determination, the Board considered that the Board is comprised primarily of Independent Trustees, and that the Chairperson of the Board and the Chairperson of each of the Audit Committee and the Governance Committee is an Independent Trustee. The Board believes having an interested trustee on the Board and as Chairperson of the Investment Oversight Committee provides it with additional access to the perspectives and resources of the Advisers and their affiliates. In addition, to further align the Trustees’ interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Trustee to maintain a minimum direct or indirect investment in the Funds.
The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. She also serves as a liaison with management, service providers, officers, attorneys, and the other Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s Master Trust Agreement, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board believes that its Committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Trustees from management of the Trust, and from the Adviser.
RISK OVERSIGHT
The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management, distribution and business affairs. The Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed through various activities of the Board and its Committees. As part of its regular oversight of the Fund and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund regarding risks faced by the Fund and relevant risk management functions. The Board or Investment Oversight Committee, with the assistance of management, reviews investment policies and related risks in connection with its review of the Fund’s performance and its evaluation of the nature and quality of the services provided by the Adviser. The Board has appointed a Chief Compliance Officer for the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also receives reports periodically regarding business continuity and disaster recovery plans, as well as actions being taken to address cybersecurity and other information technology risks. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.
The Board recognizes that not all risks that may affect the Fund and the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Fund’s or Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund or Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION
The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below:

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006); Chairperson of the Audit Committee (since 2021)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	[11]
Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G) (I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	[11]
Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.
Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004)	President, Apex Capital Corporation (personal investment vehicle).	[69]	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	[69]	Director, Food and Friends, Inc.

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	[11]
Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	[69]	Director, National Committee on US-China Relations.
(1)The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)Trustee serves until resignation, death, retirement or removal.
(3)    The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)    “Interested person” of the Trust within the meaning of the 1940 Act.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)    Member of the Audit Committee.
(G)    Member of the Governance Committee.
(I)    Member of the Investment Oversight Committee.

Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:
Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as: Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry; and is a member of Deloitte LLP’s Audit Quality Advisory Council. He previously served as chairman of the Advisory Committee of Legion Partners Asset Management, a registered investment advisor that provides investment management and consulting services to various institutional clients; and was a member of the Standing Advisory Group to the Public Company Accounting Oversight Board.
Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in talent retention, development and matriculation consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

R. Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms.
Richard D. Stamberger has extensive business and financial experience and serves as the Senior Vice President of B2B, Future Plc, a global media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 20 years of experience as a member of the Board of the Trust.
Robert L. Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a trust-appointed trustee for a number of family trusts for which he provides investment management services.
Jan F. van Eck has extensive business and financial experience, particularly in the investment management industry.  He currently serves as president, executive officer and/or board member of various businesses, including VEAC, VESC, and VEARA.
The forgoing information regarding the experience, qualifications, attributes and skills of each Trustee is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
COMMITTEE STRUCTURE
The Board has established a standing Audit Committee, a standing Governance Committee, and a standing Investment Oversight Committee to assist the Board in the oversight and direction of the business and affairs of the Trust.
Audit Committee. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Audit Committee met [ ] times during the last fiscal year, and currently consists of the following Trustees: Mr. Lukomnik (Chairperson) and Ms. Pigott.
Governance Committee. The duties of this Committee include the consideration of recommendations to the Trustees for the Board nominations for Trustees, review of the composition of the Board, compensation and similar matters. In addition, the Governance Committee periodically reviews the performance of the Board and its Committees, including the effectiveness and composition of the overall Board, Board’s Committees, and the Chairperson of the Board and other related matters. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. The Governance Committee met [ ] times during the last fiscal year, and currently consists of the following Trustees: Mr. Stelzl (Chairperson), Mr. Lukomnik, Mr. Short, Mr. Stamberger and Ms. Pigott.
The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust, at 666 Third Avenue, 9th Floor, New York, NY 10017. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
Investment Oversight Committee. The duties of this Committee include the review of investment performance of the Funds, meeting with relevant Adviser personnel and outside experts, and overseeing the provision of investment-related services for the Funds. In addition, the Committee will review on a periodic basis and consider a variety of matters, such as proposed material changes to, each Fund’s investment strategy (if applicable), investment processes, investment personnel, non-personnel resources, and relevant investment markets. The Investment Oversight Committee was established by vote of the Board, effective January 1, 2020. This Committee currently consists of all the Trustees, and Mr. van Eck serves as Chairperson.

OFFICER INFORMATION
The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.
Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)Officers are elected yearly by the Board.

TRUSTEE SHARE OWNERSHIP
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Adviser or its affiliates (“Family of Investment Companies”) that are overseen by the Trustee is shown below:

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of [ ])*
Jon Lukomnik	[ ]
Jane DiRenzo Pigott	[ ]
R. Alastair Short	[ ]
Richard D. Stamberger	[ ]*
Robert L. Stelzl	[ ]
Jan F. van Eck	[ ]

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of [ ])
Jon Lukomnik	[ ]
Jane DiRenzo Pigott	[ ]
R. Alastair Short	[ ]
Richard D. Stamberger	[ ]*
Robert L. Stelzl	[ ]*
Jan F. van Eck	[ ]
*    Includes ownership through the Trust's deferred compensation plan as of [ ].

As of the date of this SAI, the Trustees and officers, as a group, did not own any shares of the Fund.
As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

2020 COMPENSATION TABLE
The Trustees are paid for services rendered to the Trust and VanEck VIP Trust (the “VanEck Trusts”), each a registered investment company managed by the Adviser or its affiliates, which are allocated to each series of the VanEck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $60,000, a per meeting fee of $10,000 for quarterly meetings of the Board and a per meeting fee of $5,000 for special telephonic Board meetings. The VanEck Trusts pay the Chairperson of the Board an annual retainer of $30,000, the Chairperson of the Audit Committee an annual retainer of $15,000 and the Chairperson of the Governance Committee an annual retainer of $15,000. Each Independent Trustee is paid $10,000 per special in person Board meeting. The VanEck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, [ ]. Annual Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik(1)	Jane DiRenzo Pigott(2)	R. Alastair Short	Richard D. Stamberger(3)	Robert L. Stelzl(4)
Aggregate Compensation from the VanEck Trusts	[ ]	[ ]	[ ]	[ ]	[ ]
Aggregate Deferred Compensation from the VanEck Trusts	[ ]	[ ]	[ ]	[ ]	[ ]
Pension or Retirement Benefits Accrued as Part of the VanEck Trusts’ Expenses	[ ]	[ ]	[ ]	[ ]	[ ]
Estimated Annual Benefits Upon Retirement	[ ]	[ ]	[ ]	[ ]	[ ]
Total Compensation From the VanEck Trusts and the Fund Complex(5) Paid to Trustee	[ ]	[ ]	[ ]	[ ]	[ ]
(1)As of December 31, [ ], the value of Mr. Lukomnik’s account under the deferred compensation plan was $[ ].
(2)As of December 31, [ ], the value of Ms. Pigott’s account under the deferred compensation plan was $[ ].
(3)As of December 31, [ ], the value of Mr. Stamberger’s account under the deferred compensation plan was $[ ].
(4)As of December 31, [ ], the value of Mr. Stelzl’s account under the deferred compensation plan was $[ ].
(5)The “Fund Complex” consists of the VanEck Trusts and VanEck Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS
Principal Holders Ownership
As of 30 days prior to the date of filing this SAI, no person owned directly or through one or more controlled companies 5% or more of the Fund or any class of the Fund’s outstanding shares.

POTENTIAL CONFLICTS OF INTEREST
The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser believes that its activities do not materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its Other Clients.
PROXY VOTING POLICIES AND PROCEDURES
The Fund’s proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund’s website, at vaneck.com, or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.
CODE OF ETHICS
The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by the Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.
PURCHASE OF SHARES
The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in the Fund’s best interest to do so.
Certificates for shares of the Fund will not be issued.
The Fund may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.
If you purchase shares through a financial intermediary, different purchase minimums than those set forth herein may apply. VanEck reserves the right to waive the investment minimums under certain circumstances.
VanEck reserves the right to allow a financial intermediary that has a Class I Agreement with VanEck to purchase shares for its own account and for its clients’ accounts in Class I shares of the Fund on behalf of its eligible clients which are Employer-Sponsored Retirement Plans with plan assets of $3 million or more.
AVAILABILITY OF DISCOUNTS
An investor or the Broker or Agent must notify DST Systems, Inc., the Fund’s transfer agent (“DST”), or the Distributor at the time of purchase whenever a quantity discount or reduced or waived sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

VALUATION OF SHARES
The net asset value per share of the Fund is computed by dividing the value of all of the Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).
Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.
Dividends paid by the Fund with respect to Class A, Class I and Class Y shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount. The Board has determined that currently no conflict of interest exists between the Class A, Class I and Class Y shares. On an ongoing basis, the Board, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.
Class A shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of its Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
EXCHANGE PRIVILEGE
Shareholders of the Fund may exchange their shares for shares of the same class of other funds in the Trust that offer an Exchange Privilege for that class. The Exchange Privilege will not be available if the proceeds from a redemption of shares of the Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or UMB Bank (“UMB”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.
The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.
By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, UMB and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).
CLASS CONVERSIONS
Eligible shareholders may convert their shares from one class to another class within the same Fund, without any conversion fee, upon request by such shareholders or their financial intermediaries. For federal income tax purposes, a same-fund conversion from one class to another is not expected to result in the realization by the shareholder of a capital gain or loss (non-taxable conversion). Generally, Class A shares subject to a contingent deferred sales charge (“CDSC”) and Class C shares subject to a contingent deferred redemption charge (“CDRC”) are not eligible for conversion until the applicable CDSC or CDRC period has expired. However, some waivers of the CDSC or CDRC may apply as specified in the Prospectus. Shares eligible for conversion are exchanged between classes of the same fund on a dollar-for-dollar basis at NAV. Not all share classes are available through all financial intermediaries or all their account types or programs. To determine whether you are eligible to invest in a specific class of shares, see the section of the Prospectus entitled “Shareholder Information - How to Choose a Class of Shares” and contact your financial intermediary for additional information.
INVESTMENT PROGRAMS
Dividend Reinvestment Plan. Reinvestments of dividends of the Fund will occur on a date selected by the Board.
Automatic Exchange Plan. Investors with accounts held directly at the Fund may arrange under the Automatic Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in the Fund and purchase full and fractional shares of another Fund in the same class at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.
An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.
The expenses of the Automatic Exchange Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.
Letter of Intent (“LOI” or “Letter”). For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the VanEck Funds pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. A purchase not originally made pursuant to an LOI may be included under a backdated Letter executed within 90 days of such purchase (accumulation credit). If total purchases pursuant to the Letter plus any accumulation credit are less than the specified amount of the Letter, the shareholder must remit to the Distributor an amount equal to the difference in the dollar amount of the sales charge the shareholder actually paid and the amount of the sales charge which the shareholder would have paid on the aggregate purchases if the total of such purchases had been made at a single time. If the shareholder does not, within 20 business days after written request by the dealer or bank or by the Distributor, pay such difference in sales charge, DST, upon instructions from the Distributor, is authorized to cause to be repurchased (liquidated) an appropriate number of the escrowed shares in order to realize such difference. A shareholder irrevocably constitutes and appoints DST, as escrow agent, to surrender for repurchase any or all escrowed shares with full power of substitution in the premises and agree to the terms and conditions set forth in the Prospectus and SAI. A LOI is not effective until it is accepted by the Distributor.
Automatic Investment Plan. Investors with accounts held directly at the Fund may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of the Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.
An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.
The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.
Automatic Withdrawal Plan. Investors with accounts held directly at the Fund may establish the Automatic Withdrawal Plan which is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Fund. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.
In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of the Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.
Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.
Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.
Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.
The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.
The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.
TAXES
The following summary outlines certain federal income tax considerations relating to an investment in the Fund by a taxable U.S. investor (as defined below). This summary is intended only to provide general information to U.S. investors that hold the shares as a capital asset, is not intended as a substitute for careful tax planning, does not address any foreign, state or local tax consequences of an investment in the Fund, and does not address the tax considerations that may be relevant to investors subject to special treatment under the Code, including, without limitation, U.S. expatriates, brokers or dealers in securities, traders in securities that use the mark-to-market method of accounting, tax-exempt entities, Non-U.S. investors (except to the limited extent discussed below), regulated investment companies, REITs, grantor trusts, U.S. investors that have a functional currency other than the U.S. dollar, financial institutions, insurance companies, personal holding companies, or persons who acquire an interest in the Fund in connection with the performance of services. This summary should not be construed as legal or tax advice. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the IRS and judicial decisions in effect as of the date of this SAI. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisors concerning the potential federal, state, local and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.
As used herein, the term “U.S. investor” means an investor that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the U.S., (2) a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the U.S. or of any political subdivision thereof, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons as described in Code Section 7701(a)(30) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. The term “Non-U.S. investor” means any investor that is not a U.S. investor, and who, in addition, is not a partnership or other fiscally transparent entity. If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of a partner in such partnership or equity owner in such other entity generally will depend on the status of the partner or equity owner and the activities of the partnership or other entity.
TAXATION OF THE FUND IN GENERAL
The Fund has elected and intends to operate in a manner that will permit it to qualify to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.
As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the above requirements, which, in general, are limited to those due to reasonable cause and not willful neglect.
The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the excise tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.
The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Any net capital losses of the Fund realized that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.
TAXATION OF THE FUND'S INVESTMENTS
Bitcoin Transactions. The Fund’s use of bitcoin can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from digital assets and digital asset-linked derivatives may not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level. The Fund currently expects to pursue its bitcoin strategy primarily through investments in the Subsidiary.
If the Fund invests in bitcoin through a pooled investment vehicle there may be certain circumstances in which the Fund may recognize and be required to distribute income without a corresponding receipt of cash (for example in the event a hard fork occurs). Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Original Issue Discount and Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Because the Fund must include original issue discount in income regardless of whether they actually receive income, investment in original issue discount securities will make it more difficult for the Fund to make the distributions required for it to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.
Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless it makes the election to include market discount currently.
Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.
Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts on foreign currencies that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988 of the Code. The Fund may elect to have foreign currency-related regulated futures contracts and listed non-equity options be subject to ordinary income or loss treatment under Section 988 of the Code. In addition, in certain circumstances, the Fund may elect capital gain or loss treatment for foreign currency transactions. The rules under Section 988 of the Code may also affect the timing of income recognized by the Fund. The Treasury Department is authorized to issue regulations excluding foreign currency gains that are not directly related to a regulated investment company’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) for purposes of the qualifying income test described above, and so the Fund may have to limit its investments in order to enable it to satisfy this test.
PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund generally intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market or other appropriate election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
Investments in Commodities and Commodity-Linked Derivatives. The Fund may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. Commodities, including precious metals, are not qualifying assets for purposes of satisfying the diversification requirements and gains from these investments are not considered qualifying income for purposes of satisfying the income requirement for treatment as a regulated investment company. An IRS revenue ruling holds that income derived from commodity-linked swaps also is not qualifying income for purposes of the income requirement. In September 2016 the Internal Revenue Service announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) The IRS also revoked private letter rulings issued to some funds regarding the treatment of income from commodity-linked notes held directly by such funds. Given the uncertainty surrounding the treatment of certain commodity-linked derivative instruments under the qualification tests for a regulated investment company, the Fund may face limits on its ability to invest directly in such derivative instruments.
TAXATION OF U.S. INVESTORS

Fund Distributions. Distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits, a portion of which may be qualified dividends eligible to be taxed at reduced rates as discussed below. Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as such are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, except to the extent of gain from a sale or disposition of collectibles, such as precious metals, taxable currently at a maximum 24% rate. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of shares.
Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the dividend/distribution deemed to have been received by participating shareholders generally is the amount of cash which would otherwise have been received. In such case, participating shareholders will have a tax liability without a corresponding receipt of cash and will also have a basis for federal income tax purposes in each share received from the Fund equal to such amount of cash.
Dividends and/or distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.
Qualified Dividend Income. A portion of the dividend income received by the Fund may constitute qualified dividend income eligible to be taxed at a maximum rate of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. The Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.
Sales Load. If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load (“reinvestment right”), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder’s gain or loss on the disposition. For sales charges incurred in taxable years beginning after December 22, 2010, this sales charge deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year of the disposition of the original Fund shares. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.
Pass-through of Foreign Tax Credits. The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations or interests in other regulated investment companies, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund or received from underlying funds, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit may be allowed for shareholders who hold shares of the Fund for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Under certain circumstances, individual shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116 or having to comply with most foreign tax credit limitations, provided certain other requirements are met..
Backup Withholding. The Fund may be required to backup withhold federal income tax at a current rate of 24% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number (“TIN”) or who fails to certify that he or she is exempt from such withholding, or who the IRS notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s U.S. federal income tax return, provided certain requirements are met. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.
Medicare Tax. A U.S. person that is an individual is subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified gross income for the taxable year over a certain threshold (which currently is between $125,000 and $250,000, depending on the individual’s circumstances). Estates and trusts that do not fall into a special class of trusts that is exempt from such tax are subject to the same 3.8% tax on the lesser of their undistributed net investment income and the excess of their adjusted gross income over a certain threshold. Net investment income generally includes dividends on our stock and gain from the sale of our stock. A prospective investor that is a U.S. individual, estate or trust is urged to consult a tax advisor regarding the applicability of this tax.
Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Securities lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. INVESTORS
The U.S. federal income tax treatment of a Non-U.S. investor investing in the Fund is complex and will vary depending upon the circumstances of the Non-U.S. investor and the activities of the Fund. Distributions of ordinary income paid to Non-U.S. investors generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Prospective Non-U.S. investors are urged to consult their tax advisors regarding the specific tax consequences applicable to them.

FOREIGN ACCOUNT TAX COMPLIANCE ACT
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund is required to impose a 30% withholding tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFI’s”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFE’s”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Fund may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected).To avoid possible withholding, FFI’s, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFE’s will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
PROCESSING AND SERVICE FEES
Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.
REDEMPTIONS IN KIND
The Trust has reserved the right to redeem its shares in kind.
REDEMPTIONS INITIATED BY THE FUND
The Fund reserves the right to redeem your shares in the Fund if the Fund’s Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For example, the Board may make such a determination if a shareholder’s residence in a particular foreign jurisdiction would cause the Fund to be subject to burdensome regulatory restrictions.
DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. On May 1, 2016, Van Eck Funds changed its name to VanEck Funds.
The Board has authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. The Trust consists of seven separate series which are currently being offered.
The Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is the Fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the fund’s assets, no more than 5% of its assets, and (iii) the fund will not own more than 10% of outstanding voting securities. The Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.
Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (the “Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Board is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require the Board to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shares of the Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.
Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.
ADDITIONAL INFORMATION
Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64105, serves as transfer agent for the Trust.
Independent Registered Public Accounting Firm. [ ], serves as independent registered public accounting firm for the Trust.
Counsel. Stradley Ronon Stevens and Young LLP, 2005 Market Street, Suite2600, Philadelphia, PA 19103, serves as counsel to the Trust.
FINANCIAL STATEMENTS
The Fund commenced operations on or about the date of this SAI and therefore does not have a financial history.

APPENDIX A
VEAC'S PROXY VOTING POLICIES
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser” or “VanEck”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When the Adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
The Adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:
1. Strict adherence to the Glass Lewis guidelines, or
2.The potential conflict will be disclosed to the client:
a.with a request that the client vote the proxy,
b.with a recommendation that the client engage another party to determine how the proxy should be voted or
c.if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients:
1.Notification of Availability of Information
a.Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
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2.Availability of Proxy Voting Information
a.At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
Recordkeeping Requirements
1. VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.proxy statements received;
b.identifying number for the portfolio security;
c.shareholder meeting date;
d.brief identification of the matter voted on;
e.whether the vote was cast on the matter;
f.how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
4.Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
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GLASS LEWIS

United States Summary Policy Guidelines

An Overview of Glass Lewis' Approach to Proxy Advice

January 2021

www.glasslewis.com

International Proxy Paper Policy Guidelines	2

International Proxy Paper Policy Guidelines	3

ABOUT GLASS LEWIS
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based in research and data. We cover 25,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com

International Proxy Paper Policy Guidelines	4

SUMMARY OF CHANGES
Following is a summary of the significant changes to the 2021 U.S. Summary Proxy Paper Policy Guidelines:
Board Gender Diversity
We have expanded our policy on board gender diversity. Beginning in 2021, we will note as a concern boards consisting of fewer than two female directors. Our voting recommendations in 2021 will be based on our current requirement of at least one female board member; but, beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the nominating committee chair of a board with fewer than two female directors. For boards with six or fewer total members, our existing voting policy requiring a minimum of one female director will remain in place.
Board Tenure and Refreshment
Beginning in 2021, we will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis in 2021; however, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.
Additionally, we have updated these guidelines to specify that where a board applies age or term limits, we generally expect these to be applied to all members equally. Where a board waives the limit for an individual without a compelling rationale, we will consider recommending against the chair of the nominating committee.
Environmental, Social & Risk Oversight
We have updated these guidelines to clarify that Glass Lewis will note a concern when a company listed on a blue-chip index in major global markets fails to clearly identify a mechanism for board-level oversight of environmental and social issues. In 2022, we will generally recommend voting against the governance chair of a board who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Peer Group Methodology
In the section titled Linking Pay with Performance, we have clarified that, in determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology, as previously announced in 2019. In forming this proprietary peer group, Glass Lewis considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by CGLytics based on Glass Lewis’ methodology and using CGLytics’ data.

International Proxy Paper Policy Guidelines	5

Vote Results Disclosure
For meetings held after January 1, 2021, Glass Lewis will recommend voting against the governance committee chair when a detailed record of proxy voting results from the last annual meeting has not been disclosed.

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I. ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, are refreshed periodically to ensure an appropriate mix of director tenures, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chair of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

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•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.
•The audit committee chair where fees paid to the company’s external auditor in the past year are not disclosed.
•The governance committee or chair where a company amends the bylaws or other company governing documents to eliminate or decrease important shareholder rights.
•The governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
•The governance committee or chair where a company does not adequately respond to a majority shareholder vote in favor of a shareholder proposal or submits an alternate management proposal in lieu of a shareholder proposal if the management proposal is materially different from the shareholder proposal.
•The governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.
•The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
•The compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
•The compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•CFO who presently sits on the board.
•Director who presently sits on an excessive number of boards. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public boards and any other director who serves on a total of more than five public company boards. When making this determination, we will also consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.
•Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.

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Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be an asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.
Beginning in 2021, we will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis in 2021; however, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.
Where a board has established an age or term limit, we believe these should generally be applied equally for all members of the board. If a board waives its age/term limits, Glass Lewis will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Board Diversity
Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.
Beginning in 2021, Glass Lewis will note as a concern boards consisting of fewer than two female directors. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the nominating committee chair of a board that has fewer than two female directors. For boards with six or fewer total directors, our existing voting policy requiring a minimum of one female director will remain in place. We may extend this recommendation to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile. Additionally, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale or plan to address the lack of diversity on the board.

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Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chair of the board on that basis.
Environmental and Social Risk Oversight
Glass Lewis recognizes the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.

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Beginning in 2021, Glass Lewis will note as a concern when boards of companies in the S&P 500 index do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance chair of a company in the aforementioned index who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chair of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
Majority Voting for the Election of Directors
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Governance Following an IPO or Spin-Off
We believe companies that recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate

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governance standards, and we generally refrain from making voting recommendation on the basis of governance standards (e.g., board independence, committee membership, meeting attendance) during the one-year period following an IPO.
However, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. When shareholder rights are severely restricted, we will consider recommending against members of the board who served when the provisions are adopted. In conducting this evaluation, Glass Lewis will consider:
•The adoption of anti-takeover provisions such as a poison pill or classified board;
•Supermajority vote requirements to amend governing documents;
•The presence of exclusive forum or fee-shifting provisions;
•Whether shareholders can call special meetings or act by written consent;
•The voting standard provided for the election of directors;
•The ability of shareholders to remove directors without cause;
•The presence of evergreen provisions in the Company’s equity compensation arrangements; and
•The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:
1.We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.
2.We recommend voting against the chair of the nominating committee at an investment company if the chair and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

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II. FINANCIAL REPORTING
Auditor Ratification
We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor’s effectiveness.
Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

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III. COMPENSATION
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on certain overarching principles:
•Companies should seek additional shares only when needed.
•The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).
•If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
•The expected annual cost of the plan should be proportional to the value of the business.
•The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
•Plans should not permit re-pricing of stock options.
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:
•Officers and board members do not participate in the program.
•The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
•The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
•Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

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Performance Based Options
We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies with a pattern of failing our pay-for-performance analysis.
In determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology that considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by CGLytics based on Glass Lewis’ methodology and using CGLytics’ data.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Advisory Votes on Compensation
We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

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Advisory Votes on Compensation Frequency
We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.
Additionally, in cases where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders, we will recommend voting against all members of the compensation committee.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
Hedging of Stock
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

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IV. GOVERNANCE STRUCTURE
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. However, when a board adopts a poison pill without shareholder approval, we will vote against the entire board.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 10-15% of the shareholders requesting such a meeting.
Shareholder Action by Written Consent
We are generally supportive of the right for shareholders to act by written consent. However, we believe that special meetings are preferable to action by written consent, as special meetings provide more protection for minority shareholders and better ensure that management is able to respond to the concerns raised by shareholders. Accordingly, in instances where companies have established other means for shareholders to influence a company’s proxy or act outside the annual meeting cycle, Glass Lewis may consider recommending against shareholder proposals requesting that companies adopt a right for shareholders to act by written consent. Specifically, if a company has adopted a special meeting right of 15% or below and has adopted reasonable proxy access provisions, Glass Lewis will generally recommend that shareholders vote against shareholder proposals asking companies to amend their bylaws to provide shareholders with the right to action by written consent.

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Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:
1.Stock split
2.Shareholder defenses
3.Financing for acquisitions
4.Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Voting Structure
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. However, Glass Lewis will vote support the use of cumulative voting in contested elections. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a multi-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

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Access to the Proxy
Glass Lewis supports the ability of shareholders to nominate directors to company boards. However, to prevent abuse of this right, we believe shareholders seeking to nominate a director should meet minimum ownership thresholds and holding periods. Therefore, we will generally support reasonable, well-crafted proposals to allow shareholders access to the management proxy but, in formulating our recommendation, we will examine the proposed percentage ownership threshold, the minimum ownership period requirement and the number or percentage of board seats subject to nomination under this authority. We will also analyze the performance of the company and the board, the adoption of other means for shareholders to effect change such as through the ability to call a special meeting and the responsiveness of the board to shareholders. When there are conflicting management and shareholder proposals to adopt proxy access, we will review the differences of the proposals’ terms, and generally support the proposal with terms more friendly to shareholders.
Virtual Shareholder Meetings
A growing number of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation to shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
When analyzing the governance profile of companies that choose to hold virtual-only shareholder meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, or on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Shareholder Proposals
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

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V. ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES

Glass Lewis believes it is important for companies to effectively oversee and manage material environmental, social and governance (“ESG”) issues. We believe shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. It is our belief that companies’ management of governance and shareholder rights-related issues are often indicative of their management of other issues, including those that are environmental and social in nature. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders.
We believe that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. We believe that directors should monitor management’s performance in mitigating environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor ESG-related practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on pressing issues that could negatively impact shareholder value, we believe shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
To that end, Glass Lewis generally supports shareholder resolutions that seek to enhance companies’ governance structures, as we believe that, in most cases, this enhancement benefits shareholders. With respect to shareholder resolutions related to environmental and social issues, we evaluate each on a case-by-case basis and in the context of financial materiality. We believe that all companies face risks associated with ESG issues. However, we recognize that these risks manifest themselves differently at each company as a result of its unique operations, workforce, structure, and geography, among other factors. With a view to these risks, Glass Lewis will generally recommend in favor of resolutions that we believe will promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate or that will otherwise serve the best long-term interests of shareholders. Further, when we believe that a company has not adequately managed environmental or social issues to the detriment of shareholders, Glass Lewis will note our concerns and may recommend that shareholders vote to signal these concerns on any applicable management or shareholder proposal.
For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.

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CONNECT WITH US
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DISCLAIMER
© 2021 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document supplements Glass Lewis’ country-specific proxy voting policies and guidelines and should be read in conjunction with those guidelines, which are available on Glass Lewis’ website – http://www.glasslewis.com. This document is not intended to be exhaustive and does not address all potential voting issues, whether alone or together with Glass Lewis’ country-specific proxy voting policies and guidelines. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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GLASS LEWIS

International Policy Guidelines

An Overview of Glass Lewis' Approach to Proxy Advice

January 2021

www.glasslewis.com

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ABOUT GLASS LEWIS
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based in research and data. We cover 25,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com

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SUMMARY OF CHANGES
2021 International Proxy Paper Guidelines

Following is a summary of the significant changes to the 2021 International Proxy Paper Policy Guidelines:
Board Diversity
We have updated these guidelines to note that we expect companies listed on a blue-chip index in major global markets to have at least one woman on the board, and that we apply a higher standard where applicable.
Virtual Meetings
We have updated these guidelines to account for the growth of virtual shareholder meetings across the globe. Glass Lewis supports the facilitation of virtual attendance by shareholders at the general meeting. However, we may recommend against members of the governance committee (or other appropriate directors or proposals) in egregious cases where a company holds a virtual-only shareholder meeting and provides inadequate disclosure on if, how and when shareholders can participate or ask questions.
Environmental, Social & Risk Oversight
We have updated these guidelines to clarify that Glass Lewis will note a concern when a company listed on a blue-chip index in major global markets fails to clearly identify a mechanism for board-level oversight of environmental and social issues. In 2022, we will generally recommend voting against the governance chair of a board who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Board Refreshment
We have updated these guidelines to specify that where a board applies age or term limits, we generally expect these to be applied to all members equally. Where a board waives the limit for an individual without a compelling rationale, we will consider recommending against the chair of the nominating committee.

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INTRODUCTION
These guidelines provide a general overview of the Glass Lewis approach to proxy advice globally. Glass Lewis publishes separate, detailed policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis policies are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of our general policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis policy guidelines for the relevant country.

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I. ELECTION OF DIRECTORS

Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending voting against or abstaining from voting on the directors’ election.
We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

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Although we typically vote for the election of independent directors, we will recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•Director who presently sits on an excessive number of boards.
•Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.

Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If we have concerns about the independence of the board or any of its key committees, significant concerns regarding the background or experience of one or more of the nominees, or any other board-related concerns in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.
Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards.

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Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment.
Where a board has established an age or term limit, we believe these should generally be applied equally for all members of the board. If a board waives its age/term limits, Glass Lewis will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Board Diversity
Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards. We consider the diversity of gender, backgrounds, skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee. We expect boards of companies listed on blue chip indices in major global markets (Australia, Canada, Europe, Japan, United Kingdom and United States), to comprise at least one female director. We apply a higher standard where best practice recommendations or listing regulations set a higher target.
Environmental and Social Risk Oversight
Glass Lewis recognises the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible. Beginning in 2021, Glass Lewis will note as a concern when boards of companies listed on a major blue-chip index in key global markets do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance chair of these boards which fail to provide explicit disclosure concerning the board’s role in overseeing these issues.
Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness

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to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
We may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

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II. FINANCIAL REPORTING
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.
Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we generally recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness

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III. COMPENSATION
Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
We will usually recommend voting against approval of the compensation report or policy when the following occur:
•Gross disconnect between pay and performance;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified

In addition, we look for the presence of other structural safeguards, such as clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation.
Long-Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.
We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.
Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
Limits on Executive Compensation
As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV. GOVERNANCE STRUCTURE
Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.
Virtual Meetings
Glass Lewis unequivocally supports companies facilitating the virtual participation of shareholders in general meetings. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a "hybrid meeting"). However, we also believe that virtual-only shareholder meetings can curb the ability of a company's shareholders to participate in the meeting and meaningfully communicate with company management and directors.
Where companies are convening a meeting at which in-person attendance of shareholders is limited, we expect companies to set and disclose clear procedures at the time of convocation regarding:
i)When, where, and how shareholders will have an opportunity to ask questions related to the subjects normally discussed at the annual meeting, including a timeline for submitting questions, types of appropriate questions, and rules for how questions and comments will be recognized and disclosed to shareholders;
ii)In particular where there are restrictions on the ability of shareholders to question the board during the meeting - the manner in which appropriate questions received during the meeting will be addressed by the board; this should include a commitment that questions which meet the board’s guidelines are answered in a format that is accessible by all shareholders, such as on the company’s AGM or investor relations website;
iii)The procedure and requirements to participate in the meeting and access the meeting platform; and
iv)iv) Technical support that is available to shareholders prior to and during the meeting. In egregious cases where inadequate disclosure of the aforementioned has been provided to shareholders at the time of convocation, we will generally recommend that shareholders hold the board or relevant directors accountable.
Depending on a company’s governance structure, country of incorporation, and the agenda of the meeting, this may lead to recommendations that shareholders vote against members of the governance committee (or equivalent; if up for re-election); the chair of the board (if up for re-election); and/or other agenda items concerning board composition and performance as applicable (e.g. ratification of board acts). We will always take into account emerging local laws, best practices, and disclosure standards when assessing a company’s performance on this issue.

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Anti-Takeover Measures
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a multi-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to

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issue new shares without separate shareholder approval, we apply the policy described below on the issuance of shares.
Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
In general, we will support proposals to authorize the board to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V. ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES

Glass Lewis believes it is important for companies to effectively oversee and manage material environmental, social and governance (“ESG”) issues. We believe shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. It is our belief that companies’ management of governance and shareholder rights-related issues are often indicative of their management of other issues, including those that are environmental and social in nature. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders.
We believe that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. We believe that directors should monitor management’s performance in mitigating environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor ESG-related practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on pressing issues that could negatively impact shareholder value, we believe shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
To that end, Glass Lewis generally supports shareholder resolutions that seek to enhance companies’ governance structures, as we believe that, in most cases, this enhancement benefits shareholders. With respect to shareholder resolutions related to environmental and social issues, we evaluate each on a case-by-case basis and in the context of financial materiality. We believe that all companies face risks associated with ESG issues. However, we recognize that these risks manifest themselves differently at each company as a result of its unique operations, workforce, structure, and geography, among other factors. With a view to these risks, Glass Lewis will generally recommend in favor of resolutions that we believe will promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate or that will otherwise serve the best long-term interests of shareholders. Further, when we believe that a company has not adequately managed environmental or social issues, to the detriment of shareholders, Glass Lewis will note our concerns and may recommend that shareholders vote to signal these concerns on any applicable management or shareholder proposal. This could include a vote against the ratification of board or management acts in the prior year, where applicable, or the re-election of directors.
For a detailed review of our policies concerning remuneration, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.

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CONNECT WITH US
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DISCLAIMER
© 2021 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document supplements Glass Lewis’ country-specific proxy voting policies and guidelines and should be read in conjunction with those guidelines, which are available on Glass Lewis’ website – http://www.glasslewis.com. This document is not intended to be exhaustive and does not address all potential voting issues, whether alone or together with Glass Lewis’ country-specific proxy voting policies and guidelines. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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VANECK FUNDS
PART C
OTHER INFORMATION
ITEM 28. EXHIBITS.
(a)    (1) Master Trust Agreement and Amendments.(19)
(2) Amendment No. 36 to Amended and Restated Master Trust Agreement.(20)
(3) Amendment No. 37 to Amended and Restated Master Trust Agreement.(20)
(4) Amendment No. 38 to Amended and Restated Master Trust Agreement, to be filed by amendment.
(b)    Amended and Restated By-Laws of Registrant.(14)
(c)    Rights of security holders are contained in Articles IV, V and VI of the Registrant’s Amended and Restated Master Trust Agreement, as amended, and Article 9 of the Registrant’s Amended and Restated By-Laws, both of which are incorporated by reference above.
(d)    (1)    Advisory Agreement.(1)
(2)    Advisory Agreement with respect to Global Resources Fund (formerly known as Global Hard Assets Fund).(1)
(3)    Advisory Agreement with respect to Emerging Markets Fund (formerly known as Global Balanced Fund).(3)
(4)    (i) Investment Advisory Agreement with respect to Emerging Markets Bond Fund (formerly known as Unconstrained Emerging Markets Bond Fund) and Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund), VanEck NDR Managed Allocation Fund and VanEck Morningstar Wide Moat Fund.(8)
    (ii) Revised Exhibit A, effective as of November 6, 2017, to the Investment Advisory Agreement.(16)
(iii) Revised Exhibit A, effective as of March 19, 2021, to the Investment Advisory Agreement.(20)
(5) (i) Investment Advisory Agreement with respect to CM Commodity Index Fund.(11)
(ii)    Revised Appendix A, effective as of May 1, 2014, to the Investment Advisory Agreement.(13)
(iii) Revised Appendix A to the Investment Advisory Agreement, to be filed by amendment.
(iv)    Appendix B, effective as of May 1, 2014, to the Investment Advisory Agreement.(12)
(e)    (1)    Distribution Agreement.(1)
(2)    Letter Agreement adding Class C shares of International Investors Gold Fund to Distribution Agreement.(1)
(3)    Letter Agreement adding Class A and Class C shares of Global Resources Fund (formerly known as Global Hard Assets Fund) to Distribution Agreement.(1)
(4)    Letter Agreement adding Class A shares of Emerging Markets Fund (formerly known as Global Balanced Fund) to Distribution Agreement.(3)
(5)    Letter Agreement adding CM Commodity Index Fund and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund) to Distribution Agreement.(8)
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(6)    Letter Agreement adding Emerging Markets Bond Fund (formerly known as Unconstrained Emerging Markets Bond Fund) to Distribution Agreement.(9)
(7)    Letter Agreement adding Class A shares of Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund) to Distribution Agreement.(12)
(8)    Letter Agreement adding Class A and Class I shares of VanEck NDR Managed Allocation Fund to Distribution Agreement.(15)
(9) Letter Agreement adding VanEck Morningstar Wide Moat Fund to Distribution Agreement.(16)
(10)    Letter Agreement to Distribution Agreement.(18)
(11) Letter Agreement adding Environmental Sustainability Fund.(20)
(12) Letter Agreement adding Bitcoin Strategy Fund, to be filed by amendment.
(f)    (1)    Simplified Employee Plan.(1)
(2)    Amended Retirement Plan for Self-Employed Individuals, Partnerships and Corporations Using Shares of International Investors Incorporated or the VanEck Funds.(1)
(g)    Custodian Agreement.(2)
(h)    (1)    Accounting and Administrative Services Agreement.(1)
(2)    Letter Agreement adding International Investors Gold Fund to Accounting and Administrative Services Agreement.(1)
(3)    Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley.(1)
(4)    Letter Agreement adding Emerging Markets Fund (formerly known as Global Balanced Fund) to Accounting and Administrative Services Agreement.(3)
(5)    Data Access Service Agreement.(3)
(6)    Transfer Agency Agreement.(3)
(7)    Form of Trustee Indemnification Agreement.(5)
(8)    Form of Participation Agreement with Unaffiliated Fund Complexes.(6)
(i)    (1)    Opinion and Consent of Counsel.(1)
(2)    Opinion and Consent of Counsel with respect to the addition of Class I of Emerging Markets Fund, Global Resources Fund (formerly known as Global Hard Assets Fund) and International Investors Gold Fund.(4)
(3)    Opinion and Consent of Counsel with respect to the addition of Class Y of Emerging Markets Fund, Global Resources Fund (formerly known as Global Hard Assets Fund) and International Investors Gold Fund.(7)
(4)    Opinion and Consent of Counsel with respect to CM Commodity Index Fund and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund).(8)
(5)    Opinion and Consent of Counsel with respect to Emerging Markets Bond Fund (formerly known as Unconstrained Emerging Markets Bond Fund).(10)
(6)    Opinion and Consent of Counsel with respect to Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund).(12)
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(7)    Opinion and Consent of Counsel with respect to VanEck NDR Managed Allocation Fund.(15)
(8)    Opinion and Consent of Counsel with respect to VanEck Morningstar Wide Moat Fund.(16)
(9)    Opinion and Consent of Counsel with respect to the addition of Class Z shares of Emerging Markets Fund.(18)
(10) Opinion and Consent of Counsel with respect to Environmental Sustainability Fund, to be filed by amendment.
(11) Opinion and Consent of Counsel with respect to Bitcoin Strategy Fund, to be filed by amendment.
(j) (1)    Not applicable.
(2)    Not applicable.
    (3)    Powers of Attorney. (17).
(k)    Not applicable.
(l)    Not applicable.
(m)    (1)    Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(8)
(2)    Amended Exhibit A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(12)
(3) Amended Exhibit A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(20)
(4) Amended Exhibit A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1, to be filed by amendment.
(n)    (i) Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.(16)
(o)    Reserved.
(p)    (1)    Code of Ethics of the Registrant.(18)
(2)    Code of Ethics of Registrant’s Investment Advisers and its Principal Underwriter.(19)
(1) Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 1, 1999.
(2) Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 19, 2001.
(3) Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed February 25, 2005.
(4) Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed May 1, 2006.
(5) Incorporated by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2007.
(6) Incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 3, 2009.
(7) Incorporated by reference to Post-Effective Amendment No. 82 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2010.
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(8) Incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed November 22, 2010.
(9) Incorporated by reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 27, 2012.
(10) Incorporated by reference to Post-Effective Amendment No. 112 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed June 27, 2012.
(11) Incorporated by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 19, 2013.
(12) Incorporated by reference to Post-Effective Amendment No. 118 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed December 6, 2013.
(13) Incorporated by reference to Post-Effective Amendment No. 122 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2014.
(14) Incorporated by reference to Post-Effective Amendment No. 131 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 25, 2016.
(15) Incorporated by reference to Post-Effective Amendment No. 134 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed May 10, 2016.
(16) Incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed November 3, 2017.
(17) Incorporated by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on April 24, 2019.
(18) Incorporated by reference to Post-Effective Amendment No. 160 to the Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on September 6, 2019.
(19) Incorporated by reference to Post-Effective Amendment No. 162 to the Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on April 29, 2020.
(20) Incorporated by reference to Post-Effective Amendment No. 165 to the Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on April 28, 2021.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
Not Applicable.
ITEM 30. INDEMNIFICATION.
    Reference is made to the Amended and Restated Master Trust Agreement of the Registrant, as amended, each Advisory Agreement, each Sub-Advisory Agreement (if any), the Distribution Agreement, the Custodian Agreement, and the Data Access Agreement.
    The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.
    Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under
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the Amended and Restated Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Amended and Restated Master Trust Agreement, by clarifying the scope of certain terms of the Amended and Restated Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant’s obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a Trustee as a witness and selection of counsel.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.
Van Eck Associates Corporation and, solely for the CM Commodity Index Fund, Van Eck Absolute Return Advisers Corporation (the “Van Eck Advisers”) are registered investment advisers and provide investment advisory services to the Registrant. Descriptions of the Van Eck Advisers, as applicable, under the caption “Management of the Funds” in the Registrant’s Prospectuses and under the caption “Investment Advisory Services” in the Registrant’s Statements of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the Van Eck Advisers and their officers, directors or partners within the past two fiscal years is set forth under the caption “Trustees and Officers” in the Registrant’s Statements of Additional Information and in their Form ADVs filed with the SEC (File No. 801-21340 for Van Eck Associates Corporation and File No. 801-65186 for Van Eck Absolute Return Advisers Corporation), all of which are incorporated herein by reference.
ITEM 32. PRINCIPAL UNDERWRITERS
(a)    Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of VanEck VIP Trust and VanEck Vectors ETF Trust.
(b)    The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation. The principal business address for each director and officer of Van Eck Securities Corporation is 666 Third Avenue, 9th Floor, New York, New York 10017.
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Matthew A. Babinsky	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Kristen Capuano	Managing Director, Head of Marketing and Product Strategy	N/A
Laura Hamilton	Assistant Vice President	Vice President
Brendan Gundersen	Managing Director, Head of Institutional Sales	N/A
Richard Potocki	Managing Director, Head of US Distribution	N/A
Matthew Bartlett	Manager, Internal Sales Desk	N/A
Laura Martinez	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Lee Rappaport	Vice President, Chief Financial Officer and Treasurer	N/A
Jonathan R. Simon	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Bruce J. Smith	Director	N/A
F. Michael Gozzillo	Chief Compliance Officer	Chief Compliance Officer
Jan F. van Eck	Director, President and Chief Executive Officer	Chief Executive Officer, President and Trustee
(c)    Not Applicable
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.
    The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”), and the Rules promulgated thereunder is set forth below.
    Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4), 31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10), 31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are located at Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.
    Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.
    Accounts, books and documents relating to the custodian are located at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
    Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.
    Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.
    All other records are maintained at the offices of the Registrant at 666 Third Avenue, 9th Floor, New York, New York 10017.
ITEM 34. MANAGEMENT SERVICES.
None.
ITEM 35. UNDERTAKINGS.
Not applicable.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa and State of Florida on the 21st day of June, 2021.
VANECK FUNDS

By:    /s/ Jonathan R. Simon
Name:    Jonathan R. Simon
Title:     Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Jan F. van Eck* Jan F. van Eck	Chief Executive Officer, President and Trustee	June 21, 2021
/s/ John J. Crimmins* John J. Crimmins	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	June 21, 2021
/s/ Jane DiRenzo Pigott* Jane DiRenzo Pigott	Trustee	June 21, 2021
/s/ Jon Lukomnik* Jon Lukomnik	Trustee	June 21, 2021
/s/ R. Alastair Short* R. Alastair Short	Trustee	June 21, 2021
/s/ Richard D. Stamberger* Richard D. Stamberger	Trustee	June 21, 2021
/s/ Robert L. Stelzl* Robert L. Stelzl	Trustee	June 21, 2021

*By:    /s/ Jonathan R. Simon
    Jonathan R. Simon
    Attorney-In-Fact
    June 21, 2021

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